UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Cyanotech Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CYANOTECH CORPORATION
73-4460 Queen Kaahumanu Hwy., Suite 102
Kailua-Kona, HI 96740
(808) 326-1353

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held Thursday, August 25, 2016 at 3:00 P.M. Hawaii Standard Time

To Our Stockholders:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Cyanotech Corporation, a Nevada corporation (“Cyanotech” or the “Company”), to be held on Thursday, August 25, 2016 at 3:00 P.M., Hawaii Standard Time, at the Waikoloa Beach Marriott, 69-275 Waikoloa Beach Drive, Waikoloa, HI, USA 96738, or at any adjournment or postponement thereof, for the following purposes:

1.	To elect the five director nominees named in the Proxy Statement to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	To approve the Cyanotech Corporation 2016 Equity Incentive Plan, reserving a total of 1,300,000 shares of the Common Stock of the Company for issuance of equity awards under this Plan.

3.	To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2017; and

4.	To transact other business as may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice.

In addition to the formal items of business, Cyanotech will report on operations for fiscal year 2016 and answer appropriate questions that you may have about Cyanotech and its activities.

The Board of Directors fixed the close of business on July 1, 2016 as the record date (the “Record Date”) for stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. The stock transfer books will not be closed between the Record Date and Annual Meeting. Only stockholders of record at the Record Date are entitled to notice of and to vote at the Annual Meeting; however, all stockholders are cordially invited to attend the meeting.

Thank you for your ongoing support and continued interest in Cyanotech. We look forward to seeing you at the meeting.

By Order of the Board of Directors

/s/ Jolé E. Deal
Corporate Secretary
Kailua-Kona, Hawaii
July 15, 2016

Your vote is important. Whether or not you plan to attend this meeting, please vote your shares. This year you may submit your proxy: (i) by mail (after completing, signing and dating the enclosed card); (ii) by telephone; or (iii) by internet. If you do attend the meeting, you may vote at that time, which will revoke automatically any prior vote you may have submitted. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder. Further instructions are included in the Proxy Statement under “Voting Rights and Solicitation.”

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON AUGUST 25, 2016

The Proxy Statement and 2016 Annual Report on Form 10-K are available on the internet at www.envisionreports.com/CYAN.

CYANOTECH CORPORATION

Proxy Statement for 2016 Annual Meeting of Stockholders

To be held August 25, 2016

TABLE OF CONTENTS

Table of Contents

VOTING RIGHTS AND SOLICIATION OF PROXIES	1

PROPOSAL ONE — ELECTION OF DIRECTORS	4

BOARD MEETINGS AND COMMITTEES	5

DIRECTOR COMPENSATION	8

PROPOSAL TWO — APPROVAL OF THE CYANOTECH CORPORATION 2016 EQUITY INCENTIVE PLAN	9

PROPOSAL THREE — RATIFY THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	15

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT	15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT and RELATED STOCKHOLDER MATTERS	16

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	17

EXECUTIVE OFFICERS OF THE REGISTRANT	17

COMPENSATION AND STOCK OPTION COMMITTEE REPORT	18

EXECUTIVE COMPENSATION AND OTHER INFORMATION	22

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	22

EQUITY COMPENSATION PLAN INFORMATION	23

STOCKHOLDER PROPOSALS AND NOMINATIONS	25

OTHER MATTERS	26

2

Stockholders Should Read the Entire Proxy Statement Carefully Prior to Completing and Submitting Their Proxies by

Internet, Mail or Telephone

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS OF CYANOTECH CORPORATION
To Be Held August 25, 2016

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CYANOTECH CORPORATION (the “Company” or “Cyanotech”) of proxies to be voted at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) which will be held on Thursday, August 25, 2016 at 3:00 P.M., Hawaii Standard Time, at Waikoloa Beach Marriott, 69-275 Waikoloa Beach Drive, Waikoloa, HI, USA 96738, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. On July 15, 2016, the Company distributed to stockholders of record a Meeting Notice Regarding the Availability of Proxy Materials for this meeting containing instructions on how to access via the internet (www.envisionreports.com/CYAN) this Proxy Statement, the Notice of Annual Meeting, the form of proxy and our Annual Report on Form 10-K for the fiscal year ended March 31, 2016, and our undertaking to also mail a full set of such proxy materials, together with a postage paid envelope for returning non-electronic proxy cards, to any stockholders who request paper copies at no cost to them.

The Company’s principal executive offices are located at 73-4460 Queen Kaahumanu Highway, Suite 102, Kailua-Kona, HI 96740.

VOTING RIGHTS AND SOLICITATION

The enclosed proxy is being solicited on behalf of the Board of Directors of Cyanotech for use at the Annual Meeting, so that your shares will count toward determination of the presence of a quorum and your shares can be voted at the meeting.

Who May Vote: The close of business on July 1, 2016 is the record date for stockholders entitled to notice of and to vote at the Annual Meeting. Holders of the Company’s Common Stock outstanding on the record date are generally entitled to vote at the Annual Meeting, subject to any limitations under applicable law. Each stockholder has one vote for each share so held. At July 1, 2016, 5,648,264 shares of Common Stock, $0.02 par value per share, were issued and outstanding. You may vote by submitting your proxy card by internet, telephone, mail or in person at the meeting, or you may attend the meeting and vote your shares in person by ballot.

Methods of Voting: All stockholders of record may vote by mail by completing, signing, dating and returning their proxy cards in the postage-paid envelope. If you sign, date and return your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors. Stockholders of record can instead vote by toll-free telephone or the internet website address listed on the proxy card; they may also vote by proxy card or by ballot if personally present at the meeting, but only the last vote before the polls close at the meeting will count. Stockholders who hold their shares through a broker, trustee or other nominee also can vote by telephone or internet as instructed by their bank, broker or other nominee; as “beneficial owners” they can also vote at the meeting if they present a separate “legal proxy” from the actual record holder and in that event only the final vote made in the name of the stockholder of record will count.

The presence in person or by proxy of the holders of record of a majority of the voting power of the outstanding shares entitled to vote constitutes a quorum. Directors are elected by a plurality of votes cast. For approval of all other matters to be voted on, when a quorum is present a matter is approved if the number of votes cast in favor of the action taken exceeds the number of votes cast in opposition to the action. Abstentions are counted only for purposes of determining whether a quorum is present.

Voting Shares Held by Brokers, Banks and Other Nominees: Votes will be counted by the inspectors of election appointed for the meeting, who will separately count “For” and “Withhold” and, with respect to any proposals other than the election of directors, “Against” votes, abstentions and broker non-votes. A “broker non-vote” occurs when a broker, trustee or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, trustee or other nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

Many of our stockholders may hold some or all of their shares through a broker, trustee or other nominee, rather than directly in their own name. As summarized below, there are distinctions between shares held of record and those owned beneficially.

●     Stockholders of Record — If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the “stockholder of record.” As the stockholder of record, you have the right to grant your voting proxy directly to us or to a third party and to vote by completing a proxy card by internet, by telephone or by mail, or to vote in person by ballot or by proxy at the Annual Meeting of Stockholders.

●     Beneficial Owners — If any or all of your shares are held of record in a brokerage account, by a trustee or by another nominee, you are considered, with respect to those shares, the “beneficial owner.” As the beneficial owner of those shares, you have the right by internet, telephone or mail to direct your broker, trustee or nominee how to vote, and you also are invited to attend the Annual Meeting of Stockholders in person. Because a beneficial owner is not the stockholder of record, however, you may not vote these shares in person at the Annual Meeting of Stockholders unless you obtain a “legal proxy” from the broker, trustee or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting of Stockholders.

For your vote to be counted, you must communicate your voting decisions by internet, telephone or mail to your broker, trustee or other nominee before the date of the stockholders meeting. Brokers, trustees and other nominees who do not receive instructions are entitled to vote those shares with respect to the ratification of the selection of our independent registered public accounting firm, but not with respect to election of directors and the vote related to the approval of the Cyanotech Corporation 2016 Equity Incentive Plan. If your shares are held by a broker, trustee, bank or other nominee, for your vote to be counted you will have to obtain a separate legal proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares or how to obtain an authorization from your broker allowing you to vote your shares at the Annual Meeting in person or by proxy. Abstentions and broker non-votes will be included only in determining the presence of a quorum at the Annual Meeting, but will not be counted as votes cast on any proposals to be voted upon.

Voting your shares is important to ensure that you have a say in the governance of your Company. Please review these proxy materials and if you are a beneficial owner, follow the voting instruction form you receive from your broker, bank or other nominee to vote your shares. We hope that you will exercise your rights and fully participate as a stockholder in our Company’s future. If you have any questions about this rule or the proxy process in general, please contact the broker, bank or other financial institution where you hold your shares. The SEC also has a website (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a stockholder. Additionally, you may contact Jolé Deal, Corporate Secretary, by telephone at 808-326-1353 or by email to jdeal@cyanotech.com.

Voting Shares by Proxy: Shares represented by proxies in the accompanying form which are properly executed and returned to Cyanotech by internet, by mail or by telephone will be voted at the Annual Meeting in accordance with the stockholder’s instructions contained on the proxy or herein. To submit your proxy by mail, mark your votes on the enclosed form of proxy, then follow the directions on the form of proxy. To submit your proxy using the internet or by telephone, see the instructions on the proxy form and have the proxy form available when you access the internet website or place your telephone call. In the absence of contrary voting instructions properly submitted, all shares represented by properly submitted proxies which have not been revoked will be voted:

a)	FOR the election of each of the directors as described herein under Proposal ONE;

b)	FOR the approval of the Cyanotech Corporation 2016 Equity Incentive Plan as described herein under Proposal TWO

c)	FOR Proposal THREE to ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for Fiscal Year 2017.

Management does not know of any other matters to be presented at this Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgment.

The entire cost of soliciting the proxies will be borne by Cyanotech. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, e-mail, facsimile or letters from officers and regular Cyanotech employees who will receive no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company’s Common Stock, and such persons may be reimbursed for their expenses.

Revoking Your Proxy: Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is exercised at the stockholder meeting. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, 73-4460 Queen Kaahumanu Highway, Suite 102, Kailua-Kona, HI 96740, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting, notifying the Secretary of the Meeting of the revocation of the prior proxy, and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Appraisal: None of Nevada law, our Restated Articles of Incorporation or our Amended and Restated Bylaws (the “Bylaws”), provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting.

IMPORTANT NOTICE

Regarding Availability of Proxy Materials

For the Annual Meeting to Be Held on August 25, 2016

As permitted by the SEC, the Company is making available its Notice of Annual Meeting, Proxy Statement and Annual Report for fiscal year ended March 31, 2016 at www.envisionreports.com/CYAN. If you received the Company’s notice containing instructions on how to access these materials via the internet, you will not receive a printed copy of the proxy materials unless you request a copy by following the instructions contained in the notice which directs stockholders to that website, or to telephone toll-free 1-866-641-4276 or to email a request to investorvote@computershare.com.

●     Stockholders of Record. If your shares are registered in your own name, you may enroll to have future proxy materials delivered via e-mail or the internet by following the instructions at www.envisionreports.com/CYAN. You will need the control number on your proxy card to enroll.

●     Beneficial Stockholders. If your shares are not registered in your name, to enroll in the electronic delivery service, check the information provided to you by your bank or broker or contact your bank or broker for information on electronic delivery service.

Delivery of One Proxy Statement and Annual Report

To a Single Household to Reduce Duplicate Mailings

Each year in connection with the Annual Meeting of Stockholders, the Company is required to furnish to each stockholder of record a proxy statement and annual report and to arrange for a proxy statement, annual report and, if applicable, notice of internet availability of proxy materials to be furnished to each beneficial stockholder whose shares are held by or in the name of a broker, bank, trust or other nominee. Because many stockholders hold shares of the Cyanotech Common Stock in multiple accounts, this process may result in duplicate mailings of proxy materials to stockholders who share the same address. Stockholders can avoid receiving duplicate mailings and save the Company the cost of producing and mailing duplicate documents as follows:

●     Stockholders of Record. If your shares are registered in your own name and you are interested in consenting to the delivery of a single copy of proxy materials (other than proxy cards), you may also do so via the internet by going directly to www.envisionreports.com/CYAN and following the instructions therein.

●     Beneficial Stockholders. If your shares are not registered in your own name, your broker, bank, trust or other nominee that holds your shares may have asked you to consent to the delivery of a single copy of proxy materials (other than proxy cards) if there are other stockholders who share an address with you. If you currently receive more than one copy of proxy materials at your household and would like to receive only one copy in the future, you should contact your nominee.

Right to Request Separate Copies. If you consent to the delivery of a single copy of proxy materials but later decide that you would prefer to receive a separate copy of proxy materials for each account at your address, then please notify the Company or your nominee, as applicable, and the Company or your nominee will promptly deliver such additional proxy materials. If you wish to receive a separate copy of the proxy materials for each account at your address in the future, please call toll-free 1-866-641-4276 or send an email to investorvote@computershare.com.

*****

PROPOSAL ONE

Election of Directors

Board Nominees

A board of five directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the election of the five Board nominees named below, all five of whom are presently directors of the Company. Each nominee has consented to be named a nominee in this Proxy Statement and to continue to serve as a director if elected. If any nominee becomes unable or declines to serve as a director or if additional persons are nominated at the meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many nominees listed below as possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees) and the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director. Each director elected at this Annual Meeting will serve until the next Annual Meeting or until such director’s successor has been elected and qualified. Voting for the election of directors is non-cumulative. It is the Company’s policy that all Board members attend each annual meeting of stockholders; last year all five Board members attended the Annual Meeting of Stockholders.

The following sets forth certain information on each of the nominees for election to serve as a director of the Company until the 2017 Annual Meeting of Stockholders including each director’s background, principal occupations and employment, as well as specific experience, qualifications, attributes and skills that led to the Board’s conclusion that each of the nominees for director should serve on the Board at the time of this Proxy Statement, in light of the Company’s current business and structure:

Gerald R. Cysewski, Ph. D.—67: Dr. Cysewski became Interim President and Chief Executive Officer as of April 1, 2016, prior to which he was Executive Vice President and Chief Scientific Officer. Dr. Cysewski co-founded the Company in 1983 and has served as a director of the Company since that time. From 1990 to May 16, 2008, Dr. Cysewski served as the Company’s President and Chief Executive Officer, as well as Chairman of the Board. Prior to 1990, Dr. Cysewski served in various other capacities for the Company including Vice Chairman and Scientific Director. From 1980 to 1982, Dr. Cysewski was Group Leader of Microalgae Research and Development at Battelle Northwest, a major contract research and development firm. From 1976 to 1980, Dr. Cysewski was an assistant professor in the Department of Chemical and Nuclear Engineering at the University of California, Santa Barbara, where he received a two-year grant from the National Science Foundation to develop a culture system for blue-green algae. Dr. Cysewski received his doctorate in Chemical Engineering from the University of California at Berkeley. Dr. Cysewski continues to be recognized as a leading authority on large scale production of micro-algae and is a frequently invited speaker at industry gatherings around the world, providing insight to the Board on changes in micro-algae science and regulatory matters that impact the Company. His extensive experience with the Company and his expertise in micro-algae production make him uniquely qualified to serve on our Board.

Michael A. Davis—63: Mr. Davis was appointed to the Board of Directors of the Company in March 2003. He was appointed to serve as Chairman of the Board of Directors on April 13, 2011. Mr. Davis is a private investor whose investments have focused in the natural foods and nutraceutical industries. He is currently the President of Skywords Family Foundation, where he has full responsibility for the design and implementation of its investment programs as well as the design and management of all its charitable activities (2001 to present). Mr. Davis has also served as Director of Canobie Films, Inc. for over 20 years, and was a Capital Markets Strategic Consultant to NYSE-listed insurance companies for over 6 years. Mr. Davis attended Harvard University. His business and investment experiences, as well as his long association with the Company provide the Board with critical perspective on the business issues the Company faces.

Walter B. Menzel—69: Mr. Menzel was elected to the Board of Directors of the Company in August 2013. Mr. Menzel is the President of the WM Group, a contract provider of management, marketing, and creative services for established and entrepreneurial enterprises and organizations. In addition, he is CEO of the Peter Michael Foundation, an underwriter of cancer research at leading medical centers. He is also Co-Founder of Prostate Management Diagnostics Inc., a private company in partnership with The Genome Institute at Washington University in St. Louis. Previously, he was Senior VP at McCann-Erickson, and served in positions of increasing client services responsibility at BBDO West, Needham Harper Worldwide, Leo Burnett Company, and J. Walter Thompson Company. Mr. Menzel is a graduate of the University of Wisconsin (BA) and Stanford University (MBA and MA) and is a National Association of Corporate Directors Board Leadership Fellow. His extensive experience and expertise in branding and marketing provides a unique perspective and contribution to the Board.

David M. Mulder—55: Mr. Mulder was elected to the Board and to its Audit Committee by the Board of Directors on May 17, 2016. Executive Vice President and Chief Financial Officer of Reiter Affiliated Companies, where he has served since December of 2012.  He also serves as the Chairman of the Board and President of FreSeguro, Inc., a Hawaiian captive insurance company. Mulder has over 25 years of international financial and general management experience in a broad variety of businesses, including agriculture, consumer products, wholesale products, distribution and medical products. His background includes serving as the CEO of Biolase, a public international medical device company, and as the CFO of Salton as the (then) public company doubled in size during the globalization of the George Foreman grill. He built his early career at Fruit of the Loom, where he last served as the head of the European, Middle East and Africa division. He started his professional career at Arthur Andersen where he did both consulting and audit, earning his CPA. He earned his Masters of Business Administration degree from the Fuqua School of Business at Duke University. His financial and accounting background, as well as his leadership experiences, are critical to the Company’s long range goals.

David L. Vied —55: Mr. Vied was elected to the Board on January 27, 2015.  Mr. Vied serves as the Global Sector Leader, Medical Devices & Diagnostics for Korn Ferry, a global leadership and talent advisory firm.  Previous experience includes serving in leadership roles for other global recruiting and talent advisory firms.  Mr. Vied received a B.A. degree in Communication Studies from California State University at Sacramento and a M.S. degree in Labor and Industrial Relations from the University of North Texas. His experience in management and corporate organization rounds out an important expertise represented on the Board.

Certain Legal Proceedings

On May 24, 2016, one of our shareholders, Meridian OHC Partners, LP, filed a complaint in the United States District Court, District of Nevada, entitled Meridian OHC Partners, LP vs. Cyanotech Corporation, Michael Davis and Rudolf Steiner Foundation (RSF), Inc. The complaint makes certain derivative claims on behalf of the Company, direct claims on behalf of Meridian, and alleges, among other things, (i) that there were deficiencies in the beneficial ownership reports of Mr. Davis, the Chairman of our Board of Directors, and RSF, one of our shareholders, including that Mr. Davis and RSF are an undisclosed group with respect to their shares of Company Common Stock, (ii) that Mr. Davis has failed to disclose control over his full voting power of the Company’s Common Stock in order to avoid triggering the State of Nevada’s “Acquisition of Controlling Interest” statutes, and (iii) that Mr. Davis has breached fiduciary duties to the Company. Meridian seeks declaratory and injunctive relief to reform this conduct, requests that the court award the Company the damages allegedly sustained as a result of the conduct, seeks relief directly against Mr. Davis and RSF and seeks other relief.

“Acquisition of Controlling Interest” provisions of Nevada corporate law apply to corporations organized in Nevada with at least 200 stockholders, including at least 100 stockholders of record who are Nevada residents, and which conduct business directly or through affiliated corporations in Nevada. The provisions provide that persons who acquire a “controlling interest” (as defined in the statute) in a Nevada company that is subject to the statute and those acting in association with the acquiring person may only be given full voting rights in certain of their shares if such rights are conferred by the disinterested stockholders of the company at an annual or special meeting. If Meridian’s allegations regarding Mr. Davis and RSF acting in association with respect to their shares of Company Common Stock are determined to be true, and if the Nevada “Acquisition of Controlling Interest” statutes are applicable to the Company and to the acquisition of such shares, then it is possible that certain of those shares may not currently have full voting rights.

The Board of Directors of the Company has formed a Special Committee comprised of independent directors to investigate, review and analyze the Meridian allegations and provide its recommendations to the Board.

Required Vote

The affirmative vote of the holders of a majority of the aggregate voting power of the Company’s Common Stock present in person or represented by proxy at a meeting at which a quorum is present, is required for the election of each nominated director.

The Board of Directors unanimously recommends that the stockholders vote FOR each of the above named director nominees.

BOARD MEETINGS AND COMMITTEES

Board Meetings

During fiscal year 2016 the Board met formally five times. Each of our Directors attended 75 percent or more of the meetings of the Board and of Board Committees on which he served.

Director Nomination Process

Director Qualifications. The Nominating and Corporate Governance Committee has established guidelines for considering nominations to the Company’s Board of Directors. These include: (a) personal characteristics, including such matters as integrity, education, diversity of background and experience, absence of potential conflicts of interest with the Company or its operations, and the availability and willingness to devote sufficient time to the duties of a director of the Company; (b) experience in corporate management, such as serving as an officer or former officer of a publicly held company; (c) experience in the Company’s industry and with relevant social policy concerns; (d) experience as a board member of another company; (e) academic expertise in an area of the Company’s operations; (f) practical and mature business judgment; and (g) diversity as to gender, age, ethnic background and experience. The criteria are not exhaustive and the Nominating and Corporate Governance Committee and the Board of Directors may consider other qualifications and attributes which the members believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. The Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In doing so the Committee also considers candidates with appropriate non-business backgrounds.

Identification and Evaluation of Nominees for Directors. The Board of Directors believes that, based on the Nominating and Corporate Governance Committee’s knowledge of the Company’s corporate governance principles and the needs and qualifications of the Board at any given time, the Nominating and Corporate Governance Committee is best equipped to select nominees that will result in a well-qualified and well-rounded board of directors. The Nominating and Corporate Governance Committee also considers any candidate recommended by Company management or the Company’s stockholders in light of the criteria for selection of new directors. The Company’s Bylaws contain procedures for stockholder nominations which are discussed in greater detail under “STOCKHOLDER PROPOSALS AND NOMINATIONS” on page 25 of this proxy. In making its nominations, the Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue their service. Current members with qualifications and skills that are consistent with the committee’s criteria for Board service are re-nominated. As to new candidates, the committee will generally poll the Board members and members of management for recommendations and, if appropriate, engage a consultant to assist the Committee. The committee may also review the composition and qualification of the boards of directors of the Company’s competitors, and may seek input from industry experts or analysts. The committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the independent directors and executive management. In making its determinations, the committee evaluates each individual in the context of the Board as whole, with the objective of assembling a group that can best represent stockholder interests through the exercise of sound judgment. After review of all pertinent data, and due deliberation by the committee, this slate of nominees is recommended to the Board of Directors and the stockholders for election.

Each of the nominees for election at this annual meeting was unanimously recommended by the Nominating and Corporate Governance Committee for election.

Independent Directors

The Board has determined that each of the nominees for director, other than Dr. Cysewski, has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is “independent” under Nasdaq Rule 5605(a)(2). In making its determination, the Board considered transactions and relationships between each director (and any member of his immediate family) and the Company and its subsidiaries and relationships between the directors or their affiliates and members of the Company’s senior management personnel and their affiliates.

Under Nasdaq Rule 5605(a)(2), an “Independent Director” is a person other than an Executive Officer of the company having a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Since Dr. Cysewski is Interim President and Chief Executive Officer of the Company, he may not be considered an “Independent Director” under Nasdaq Rule 5605(a)(2).

The Independent Directors meet in executive session without the Chief Executive Officer or any other member of management in attendance at least twice annually in accordance with Nasdaq Corporate Governance Rules. Any Independent Director may request an executive session of Independent Directors to discuss any matter of concern.

Stockholder Communication with Directors

Stockholders may, at any time, communicate in writing with any particular director, or the non-management directors as a group, by sending such written communication to Cyanotech Corporation—Non-Management Directors (or to a specific named-director), 73-4460 Queen Kaahumanu Highway, #102, Kailua-Kona, Hawaii, 96740, or by e-mail to board@cyanotech.com. All written communications received will be directed to the relevant director or the non-management directors as a group.

Code of Ethics

We have adopted the Cyanotech Code of Ethics for our officers and employees. We have also adopted the Board of Directors Code of Conduct. Both Codes are publicly available on our website at www.cyanotech.com. The Codes contain general guidelines for conducting the business of the Company consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder and as a “code of conduct” within the meaning of the Nasdaq listing standards. If we make any substantive amendments to or grant any waiver from such Codes relating to our Chief Executive Officer, Chief Financial Officer or Controller, we will disclose the nature of such amendment in a report on Form 8-K and amend the website disclosure.

Corporate Governance

In addition to the Company’s Restated Articles of Incorporation, the Company’s Amended and Restated Bylaws and other key Company governance documents, including its Audit Committee Charter, Compensation and Stock Option Committee Charter, Nominating and Governance Committee Charter and the Code of Conduct and Ethics, are available on the Company’s website at www.cyanotech.com. The information contained on the website is not hereby incorporated by reference in, nor considered part of, this Proxy Statement, unless specifically incorporated. The Company will provide copies of any of these documents, free of charge, to any stockholder upon written request to the Chief Financial Officer, c/o Cyanotech Corporation, 73-4460 Queen Kaahumanu Highway, #102, Kailua-Kona, Hawaii, 96740.

The Company has chosen to separate the chief executive officer and board chairman positions as a matter of good corporate governance and to efficiently utilize the skills and time of the individuals who currently serve in these positions. Mr. Cysewski, the Company’s Interim President and Chief Executive Officer is primarily involved in the day to day responsibilities and obligations of the Company, while Mr. Davis, the Board’s Chairman, provides strategic direction for the Company and presides over meetings of the Board. These two key leaders communicate regularly with each other.

The Board is limited by its size, but plays a fundamental role in the Company’s risk oversight process, both directly and through the delegation to its committees of responsibilities related to the oversight of certain risks, and regularly discusses with management the Company’s major risk exposures, their potential impact on the Company’s business and the steps the Company can take to manage them.

While the Board is ultimately responsible for all risk oversight of the Company, the Audit Committee focuses on financial risks as they relate to the Company’s financial reporting process, financial statements and internal controls, among other responsibilities set forth in the Audit Committee’s Charter. The Nominating and Corporate Governance Committee focuses on the management of risks associated with the Board’s organization, membership, governance and structure. The Compensation and Stock Option Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from the Company’s compensation policies, bonus plans and incentive option plans.

The Company has an ongoing commitment to good governance and business practices. This includes regular monitoring and balancing of the Company’s processes and procedures in light of any new corporate governance best practices, and a continual review of changes in federal law and the rules and regulations promulgated by the SEC and the regulations of the Nasdaq Stock Market, LLC. which are applicable to the Company. These practices help to ensure that the Company will timely comply with new laws and rules and will implement other corporate governance practices which it believes to be in the best interest of the Company and its stockholders.

Board Committees

The Board of Directors of the Company has an Audit Committee, Nominating and Governance Committee and Compensation and Stock Option Committee.

The Audit Committee operates and acts under a written charter, which was revised and approved by the Cyanotech Board of Directors on November 8, 2011. A copy of the Charter and Powers of the Audit Committee can be found on the Company’s website at www.cyanotech.com. The Committee provides independent and objective oversight of (1) the Company’s financial reporting processes, (2) the Company’s audits of the financial statements, including appointment, compensation and oversight of the Company’s independent registered public accounting firm, (3) the Company’s internal controls, and (4) risk assessment and risk management policies set by management. The Committee also oversees and monitors the independence, performance and qualifications of the Company’s independent registered public accounting firm. The Audit Committee also reviews and approves related party transactions and reviews and resolves complaints from any employee regarding accounting, internal controls or auditing matters. All members of the Audit Committee are “independent” directors as defined in Nasdaq Rules 5605(a)(2) and 5605-3(2)(A), including Mr. Davis, who has been determined to be independent notwithstanding his substantial shareholdings in the Company (Rule 10A-3(e)(1)(ii)(B). On May 17, 2016, the Board of Directors elected David M. Mulder to the Board and determined that he met the requirements as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. Mr. Mulder was named to serve on the Audit Committee and was selected as its Chair, replacing Ralph K. Carlton. The Committee, comprised of independent directors Ralph K. Carlton (former Chair), Walter B. Menzel and Michael A. Davis, held thirteen formal meetings during fiscal year 2016.

The Nominating and Corporate Governance Committee operates and acts under a written charter, which was adopted and approved by the Cyanotech Board of Directors on January 7, 2010, a copy of which can be found on the company’s website at www.cyanotech.com. The Nominating and Corporate Governance Committee’s functions include (1) reviewing the background and qualifications of potential nominees for the Cyanotech Board of Directors presented by stockholders, directors and management, (2) recommending to the Board a slate of nominees to be submitted to the stockholders for election at the next Annual Meeting of Stockholders, (3) advising the Board with respect to matters of Board composition and procedures, and (4) overseeing the annual evaluation of the Board. Among the qualifications considered in the selection of candidates are knowledge, experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability, dedication, diversity and absence of conflicts of interest see caption “Director Nomination Process” above. The Nominating and Corporate Governance Committee has a policy of considering any candidate recommended by Company management or by the Company’s stockholders in light of the criteria for selection of new directors. All members of the Nominating and Corporate Governance Committee are “independent” directors under Nasdaq Rule 5605(a)(2). The Nominating and Corporate Governance Committee, comprised of independent directors Michael A. Davis (Chair) and Walter B. Menzel, and former independent director Ralph K. Carlton held seven formal meetings during fiscal year 2016. David L. Vied has replaced Mr. Carlton on the Nominating and Corporate Governance Committee as of May 17, 2016.

The Compensation and Stock Option Committee operates and acts under a written charter, which was adopted and approved by the Cyanotech Board of Directors on January 7, 2010 and which is also available on the Company’s website at www.cyanotech.com. The Compensation and Stock Option Committee reviews and makes recommendations to the Board concerning the Company’s executive compensation policy, bonus plans and incentive option plans, and approves the grants of stock options to officers, employees and consultants. Based on such review, the Committee recommended to the Board that such information be included in the Company’s proxy statement. At least once a year, the Compensation and Stock Option Committee meets in executive session with the other independent directors of the Board to evaluate the Chief Executive Officer’s (“CEO”) performance. All members of the Compensation and Stock Option Committee are “independent” directors as defined under Nasdaq Rule 5605(a)(2). The Compensation and Stock Option Committee held ten (10) formal meetings during fiscal year 2016. Until October 2015, the Compensation and Stock Option Committee consisted of Walter B. Menzel (Chair), Michael A. Davis and Ralph K. Carlton, each of whom was independent. In October 2015, Mr. Davis was replaced by independent director David L. Vied on this Committee.

DIRECTOR COMPENSATION

The following table sets forth the compensation earned by non-employee directors for fiscal year 2016:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	Total ($)
Ralph K. Carlton (2)	$32,000	$24,001	$—	$56,001
Michael A. Davis	$40,000	$29,999	$—	$69,999
Walter B. Menzel (3)	$32,000	$24,001	$—	$56,001
David L. Vied (4)	$32,000	$—	$7,089	$39,089

(1)

Stock and option awards under the Directors 2014 Plan are discussed below. On October 19, 2015, shares of restricted stock were issued to directors as follows: Mr. Davis – 5,076, Mr. Carlton – 4,061 and Mr. Menzel – 4,061. Also on October 15, 2015, Mr. Vied received an option to purchase 6,000 shares. As of March 31, 2016, the total number of outstanding options held by each non-employee director was as follows: Mr. Carlton – 6,000, Mr. Menzel – 6,000 and Mr. Vied – 6,000.

(2)	Mr. Carlton was appointed to the Board on January 26, 2011.

(3)	Mr. Menzel was appointed to the Board on August 29, 2013.

(4)	Mr. Vied was appointed to the Board on January 27, 2015.

At the 2014 Annual Meeting of Stockholders, the stockholders of the Company approved the 2014 Independent Director Stock Option and Restricted Stock Grant Plan (the “2014 Plan”). Under the 2014 Plan, 350,000 shares were reserved for issuance or option grant through the date of the 2024 Annual Stockholders’ Meeting.

Each independent director receives an annual fee of $32,000 for participation on the Board and the committees on which each independent director is appointed; the Board Chairman receives $40,000 annually. These fees are paid quarterly. Additionally, each independent director upon his or her first election to the Board, receives a 10-year option to purchase 6,000 shares of the Company’s Common Stock. Thereafter, each independent director receives an annual grant of restricted shares equivalent to $24,000; provided, however, the director serving as Chairman receives an annual grant of restricted shares equivalent to $30,000. Each independent director is also reimbursed for out-of-pocket costs incurred in connection with attendance at Board and committee meetings.

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PROPOSAL TWO

Approval of the Cyanotech Corporation 2016 Equity Incentive Plan

On June 27, 2016, the Board of Directors adopted, subject to stockholder approval, the Cyanotech Corporation 2016 Equity Incentive Plan (the “2016 Plan”) as the successor to the Company’s 2005 Stock Option Plan (the “2005 Plan”). The Board of Directors believes that it is in the best interest of the Company to continue to provide officers, employees and certain independent consultants with the opportunity to acquire Common Stock of the Company through incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code (“ISOs”), non-qualified stock options that do not satisfy the requirements for ISO treatment (“NQSOs”, and together with ISOs, “Options”), as well as stock appreciation rights (“SARs”), restricted stock, restricted stock units and other stock-based awards (together, “Stock Awards”) and performance shares and performance units (together, “Performance Awards”), which are collectively referred to herein as “Awards”. The Board of Directors adopted the 2016 Plan in order to retain and attract qualified employees and independent consultants as well as to further align the interests of such employees and consultants with the interests of other Company stockholders through increased Company stock ownership. The 2016 Plan provides for the issuance of Awards for an aggregate of up to 1,300,000 shares of Stock to eligible parties as defined therein, up to 600,000 shares of which are available for issuance in connection with Performance Awards and Stock Awards.

The 2016 Plan will be effective upon its approval by the stockholders at the 2016 Annual Meeting of Stockholders and will terminate on August 25, 2026, but no Award granted prior to such date is adversely affected by such termination.

The 2005 Plan terminated on August 21, 2015 and the Company has made no Option grants under the 2005 Plan since that date. Each Option granted pursuant to the 2005 Plan remains in force in accordance with the provisions of the instruments evidencing such grant. Outstanding Options under the 2005 Plan which expire or terminate for any reason without having been exercised will not be available for future Option grants under the 2016 Plan. As of the date of this Proxy Statement, there were a total of 662,500 Options outstanding under the 2005 Plan, exercisable at prices ranging from $1.60 to $7.08 and expiring between 2016 and 2024. Termination of the 2005 Plan did not affect these outstanding Options.

The following is a summary of the principal features of the 2016 Plan. This summary, however, does not purport to be a complete description of all the provisions of the 2016 Plan. A copy of the 2016 Plan is attached to this Proxy Statement as Exhibit A, and the following discussion is qualified in its entirety by reference to Exhibit A.

Shares Reserved

1,300,000 shares of Stock will be reserved for issuance over the ten (10) year term of the 2016 Plan, with the number of shares that may be issued pursuant to Stock Awards and Performance Awards not to exceed 600,000 shares of Stock. The 2005 Plan initially provided that the maximum number of shares of Stock available for Option grants thereunder was 800,000, which was increased by 1,375,000 shares of Stock in 2011 to a total of 2,075,000 shares of Stock available for issuance thereunder. The 1,300,000 shares of Stock reserved for issuance under the 2016 Plan represents 2.6% of the shares of Stock authorized for issuance pursuant to the Company’s Restated Articles of Incorporation and approximately 23% of the shares of Stock outstanding as of June 23, 2016.

The shares issuable under the 2016 Plan will either be shares of the Company’s authorized but previously unissued Stock or shares of Stock reacquired by the Company, including shares purchased on the open market. If an Award issued under the 2016 Plan expires or terminates for any reason prior to exercise in full, the shares subject to the portion of the Award not so exercised will be returned to the pool of reserved shares and will be available for subsequent Award grants under the 2016 Plan so long as the plan is in force.

The number of shares of Stock available for issuance under the 2016 Plan shall not be increased by (a) any shares of Stock tendered, withheld, or surrendered in connection with the purchase of shares of Stock upon exercise of an Award, (b) any shares of Stock deducted or delivered from an Award payment in connection with the Company’s tax withholding obligations; (c) Stock repurchased on the open market with the proceeds of an Award exercise; or (d) any shares of Stock that were subject to a stock-settled SAR or Option that were not issued upon the exercise of such SAR or Option.

In the event of any change in the Company’s corporate structure or Stock, such as a recapitalization, stock split, stock dividend or other similar event, the Compensation and Stock Option Committee of the Company may make any appropriate adjustments in the number and kind of shares of Stock with respect to which Awards may be granted under the 2016 Plan, including the limits described above, and, with respect to outstanding Awards, in the number and kind of shares covered thereby and in the applicable exercise price subject to compliance with Section 409A of the Internal Revenue Code (the “Code”).

Plan Administration

            The 2016 Plan will be administered by the Compensation and Stock Option Committee, as designated by the Board of Directors, subject to the requirements of 1934 Act Rule 16b-3 and the NASDAQ Listing Rules. The Compensation and Stock Option Committee has authority to adopt rules as it may deem appropriate to carry out the purposes of the 2016 Plan, to interpret and construe the provisions of the 2016 Plan and any agreements and notices under the 2016 Plan, and to make determinations pursuant to any 2016 Plan provision. Each interpretation, determination or order or action made or taken by the Compensation and Stock Option Committee pursuant to the 2016 Plan is final and binding on all persons. The Compensation and Stock Option Committee is not liable for any action or determination made in good faith, and its members are entitled to indemnification and reimbursement in the manner provided in the Company’s Articles of Incorporation and Bylaws as such documents may be amended and restated from time to time.

The 2016 Plan expressly provides that no amendment or modification may be made to an outstanding Option or SAR that would be treated as a repricing under the NASDAQ Listing Rules or the rules of any other securities exchange or market system constituting the primary market for the Company’s Common Stock. The 2016 Plan provides for any Award to be subject to any Company approved clawback policy.

Eligibility

Any person (including an officer) employed by the Company or any Company subsidiary, or an independent consultant who provides valuable services to the Company or any Company subsidiary is eligible to participate in the 2016 Plan. However, ISOs may be granted only to employees or prospective employees in connection with written offers of employment. Generally, Awards will not be transferable other than by will or pursuant to the laws of descent or a qualified domestic relations order, and will be exercisable during the lifetime of a participant by such participant or such participant’s guardian or legal representative. No participant may be granted Awards for more than 500,000 shares of Stock (subject to adjustment as provided for changes in the Company’s capitalization) in any calendar year. As of July 7, 2016, approximately 123 employees were eligible to participate in the 2016 Plan.

Valuation

“Fair Market Value” is defined as the last reported sale price of the Common Stock of the Company on the Nasdaq Small-Cap Market, or if the Company’s Common Stock is regularly traded in some other market or on an exchange, the closing selling price per share of the Company’s Common Stock . Under the 2016 Plan, the exercise price of each Option will be no less than 100% of the Fair Market Value thereof on the date of the grant. On July 7, 2016, the closing price of the Company’s Common Stock on the Nasdaq Small-Cap Market was $5.16. Payment of the exercise price may be made in whole or in part with other shares of Stock owned by the participant credited at Fair Market Value.

Terms of Awards

Stock Options

Each Option granted under the 2016 Plan must be evidenced by a written agreement between the Company and the participant specifying the number of shares of Stock subject to the Option and the other terms and conditions of the Option, consistent with the requirements of the 2016 Plan. The exercise price of each Option will be established in the discretion of the Compensation and Stock Option Committee, provided, however, that the exercise price for an ISO may not be less than 100% of the Fair Market Value of the Company’s Common Stock on the date of the grant. Furthermore, any ISO granted to a person who at the time of the grant owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company (a “Ten Percent Owner”) must have an exercise price equal to at least 110% of the Fair Market Value of the Company’s Common Stock on the date of the grant. The aggregate Fair Market Value of the shares of Stock for which ISOs granted to any employee may be exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and its subsidiaries) may not exceed $100,000. Options in excess of such limit shall be treated as NQSOs.

The exercise price of an Option may be paid in such form as permitted by the Compensation and Stock Option Committee, including, without limitation, cash, Stock, the immediate sale through a broker of the number of shares of Stock being acquired sufficient to pay the exercise price, or by a combination of these methods.

Options may become exercisable in full or in installments according to a vesting schedule that is no longer than ten years after the effective date of grant of an Option for any participant, except that no ISO granted to any Ten Percent Owner may be exercised more than five years after it was granted.

Vested Options that have not been exercised as of a participant’s separation from service with the Company or any of its subsidiaries may be exercised only during the applicable time period set forth in the written agreement pursuant to which such Options were issued, which shall be determined in the discretion of the Compensation and Stock Option Committee. No ISO can be exercised more than three months after the participant’s separation from service (other than for reasons of the participant’s disability or death), unless (a) the participant dies during such three-month period, and/or (b) the award agreement or the Compensation and Stock Option Committee permits later exercise (in which case the Option instead may be deemed to be a NQSO). No ISO may be exercised more than one year after the Participant’s termination of service on account of disability, unless (a) the participant dies during such one year period, and/or (b) the award agreement or the Compensation and Stock Option Committee permit later exercise (in which case the Option instead may be deemed to be a NQSO).

Stock Appreciation Rights

Subject to the terms of the 2016 Plan, the Compensation and Stock Option Committee may grant a SAR to any eligible participant. SARs may be granted in tandem with a related Option or independently of any Option. A SAR entitles the participant to receive payment of an amount equal to the product of (i) the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price thereof, and (ii) the number of shares of Stock subject to such SAR. Payment may be made in cash or partly in shares and partly in cash, as determined by the Compensation and Stock Option Committee. SARs to be settled in shares of Stock shall be counted in full against the number of shares available for award under the 2016 Plan, regardless of the number of Shares actually issued to the participant upon settlement of the SAR.

The exercise price for each SAR shall be established in the discretion of the Compensation and Stock Option Committee; provided that, (i) the exercise price per share subject to a SAR granted in tandem with any Option shall be the exercise price per share for the related Option and (ii) the exercise price per share subject to a SAR granted independent of any option shall be not less than the Fair Market Value of a share of the Company’s Common Stock on the date of grant of the SAR.

Restricted Stock Awards

Subject to the terms of the 2016 Plan, the Compensation and Stock Option Committee has the authority to determine the number of shares subject to a restricted stock award and the terms, conditions and restrictions applicable to the vesting of a restricted stock award. Generally, the participant has all of the rights of a Company stockholder with respect to the shares of Stock subject to a restricted stock award, including, but not limited to, the right to vote and the right to receive dividends; provided that, any restricted stock granted subject to the achievement of performance criteria shall be forfeited to the extent such criteria are not satisfied.

The Compensation and Stock Option Committee will determine the vesting for each restricted stock award. Shares issued pursuant to any restricted stock award may be made subject to vesting conditioned upon the satisfaction of service requirements, conditions, restrictions or performance criteria, including, without limitation, performance goals established by the Compensation and Stock Option Committee and set forth in the award agreement evidencing such restricted stock award.

The effect of a participant’s termination of service for any reason other than death, disability or cause on any restricted stock award shall be determined by the Compensation and Stock Option Committee, in its discretion, and set forth in the award agreement evidencing such Award.

Restricted Stock Units

The Compensation and Stock Option Committee may grant restricted stock units under the 2016 Plan, which represent a right to receive shares of Stock or equivalent cash value at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares of Stock issued in settlement of the Award. Instead, the consideration for the Award is the participant’s services to the Company or its subsidiaries.

The Compensation and Stock Option Committee may grant restricted stock unit awards subject to the attainment of performance goals similar to those described below in connection with Performance Awards, or may make such awards subject to vesting conditions similar to those applicable to restricted stock awards. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of Stock are issued in settlement of such awards. However, the Compensation and Stock Option Committee may grant holders of restricted stock units the right to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends paid by the Company. A holder of restricted stock units has no rights other than those of a general creditor of the Company. Restricted stock units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable award agreement.

Performance Awards

The Compensation and Stock Option Committee may grant Performance Awards subject to such conditions and the attainment of such performance goals over such periods as the Compensation and Stock Option Committee determines. A performance share has an initial value equal to the Fair Market Value of the Company’s Common Stock as determined on the date the performance share is granted and each performance unit has an initial value of determined by the Compensation and Stock Option Committee in its discretion. Performance Awards will specify a predetermined number of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, Performance Awards may be settled in cash, Stock or any combination thereof, as determined by the Compensation and Stock Option Committee.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Compensation and Stock Option Committee will establish one or more performance goals applicable to the Performance Award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each subsidiary consolidated for financial reporting purposes, or such division or business unit of Company as may be selected by the Compensation and Stock Option Committee. When a Performance Award is granted to a participant designated by the Compensation and Stock Option Committee as likely to be a “Covered Employee” within the meaning of Code Section 162(m), and the Compensation and Stock Option Committee believes the Performance Award should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such award shall be contingent upon achievement of one or more pre-established performance goals, measured either on an absolute basis or relative to the performance of a peer group or index.

The effect of the participant’s termination of employment or service on any Performance Award shall be determined by the Compensation and Stock Option Committee, in its discretion, and set forth in the award agreement evidencing such Performance Award. However, in no event shall a Performance Award be payable upon an employee’s termination from service with or without cause or for “good reason,” as defined in the applicable award agreement. No Performance Award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Other Equity-Based Awards

The Compensation and Stock Option Committee may, in its discretion, grant to eligible employees other equity-based awards, as deemed by the Compensation and Stock Option Committee to be consistent with the purposes of the 2016 Plan.

Change in Control

Upon the occurrence of certain Change in Control events (as defined in the 2016 Plan), the Company may provide for any of the following in connection with outstanding Awards:

●

Acceleration – In the event of a Change in Control and Double Trigger Event (as defined in the 2016 Plan) with respect to a participant, the Company may accelerate the exercisability and/or vesting of Awards in connection with such Change in Control and Double Trigger Event;

●

Assumption; Continuation or Substitution – In the event of a Change in Control, the acquirer of or successor to the Company may, without the consent of any participant, assume or continue the Company’s rights and obligations under each or any Award outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent Award with respect to the acquirer’s or successor’s stock; or

●

Cash Out – In the event of a Change in Control, the Company may, without the consent of any participant, cancel each or any Award or portion thereof outstanding immediately prior to the Change in Control in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Company) of the Company’s Common Stock subject to such canceled Award in cash, stock of the Company or its acquirer or successor, or other property.

Amendment and Termination of 2016 Plan

        The Compensation and Stock Option Committee may amend the 2016 Plan. However, stockholder approval will be necessary for any amendment that would increase in the maximum aggregate number of shares of Stock that may be issued under the 2016 Plan (except in connection with a Change in Capitalization described above), change the class of persons eligible to receive ISOs, or that otherwise requires stockholder approval under any applicable law, regulation or rule. However, no such amendment or modification to the 2016 Plan may adversely affect any then outstanding Award unless expressly provided by the Compensation and Stock Option Committee. In any event, no termination or amendment of the 2016 Plan may adversely affect any then outstanding Award without the consent of the participant, unless such termination or amendment is required to enable an Option designated as an ISO to qualify as an ISO or is otherwise necessary to comply with any applicable law, regulation or rule.

        The Board of Directors may terminate the 2016 Plan at any time, and the 2016 Plan will in all events terminate on August 25, 2026. Each Award outstanding on such date will remain in force in accordance with the provisions of the instruments evidencing such Award.

Federal Income Tax Consequences

General

        The following is a brief description of certain federal income tax considerations with respect to the 2016 Plan and participation therein. There can be no assurance that such considerations will not be altered by future changes in the law or administrative interpretations. In addition, participants may be subject to certain state and local taxes which are not described herein and which may differ from taxes imposed under federal law.

        Because a participant’s tax circumstances may differ from those of other participants, and because there may be changes in applicable tax law, it is recommended that each participant consult with a qualified tax advisor concerning the tax consequences of participation in the 2016 Plan.

Incentive Stock Options

In general, no income for regular income tax purposes will be recognized by a participant upon exercise of an ISO under the 2016 Plan, provided that the ISO is exercised within three months after the termination of the participant’s service with the Company or its subsidiaries (or a longer period, described above in Terms of Stock Options, in the case of the participant’s death or disability). The difference between the exercise price and the Fair Market Value of the shares of Stock on the date the ISO is exercised is, however, an adjustment item for purposes of the participant’s alternative minimum tax. When the shares of the Company’s Common Stock received upon exercise of the ISO is sold, the participant will recognize long-term capital gain or loss equal to the difference between the amount realized and the exercise price of the ISO related to such stock if the participant has held the Company’s Common Stock for more than two years from the date of the ISO’s grant and for more than one year from the date of exercise.

If the above-mentioned holding period requirements are not satisfied, the subsequent sale of Stock received upon exercise of an ISO will be treated as a “disqualifying disposition.” In general, a participant will recognize taxable income at the time of a disqualifying disposition as follows: (i) ordinary income in an amount equal to the excess of (A) the lesser of the Fair Market Value of the shares of Stock on the date the ISO is exercised or the amount realized on such disqualifying disposition over (B) the exercise price of the ISO; and (ii) capital gains to the extent of any excess of the amount realized on such disqualifying disposition over the Fair Market Value of the shares of Stock on the date the ISO is exercised (or capital loss to the extent of any excess of the exercise price over the amount realized on disposition). Any capital gain or loss recognized by the participant will be long-term or short-term depending upon the holding period for the shares of the Company’s Common Stock sold. The Company may claim a deduction at the time of the disqualifying disposition equal to the amount of ordinary income the participant recognizes.

If an Incentive Stock Option is not exercised within the three months after the termination of the participants employment (or one year in the case of death or disability of the participant), it will be treated for federal income tax purposes as a NQSO, as described below.

In general, a participant who pays the exercise price of an ISO, in whole or in part, by delivering shares of Stock already owned by the participant will recognize no gain or loss for federal income tax purposes on the shares of Stock surrendered. However, if the shares of Stock delivered to exercise the ISO were acquired pursuant to the prior exercise of an ISO and the holding period requirements discussed above have not been met with respect to such shares, the delivery of such shares to exercise the ISO will be considered a taxable disposition of the shares. Under applicable Treasury Regulations, a portion of shares of Stock received upon exercise of an ISO equal in number to the shares surrendered will have a basis equal to the basis of the shares surrendered (increased, if applicable, by any income recognized as a result of the exchange), and the holding period of such shares will include the holding period of the shares surrendered (except for purposes of determining whether there has been a disqualifying disposition of the shares). The basis of the additional shares received upon such exercise will be zero, and the holding period of such shares for all purposes will begin on the day after the day that the Option is exercised.

Non-Qualified Stock Options

The grant of NQSOs under the 2016 Plan will not result in the recognition of taxable income to a participant or in a deduction to the Company. Upon exercise, a participant will recognize ordinary income in an amount equal to the excess of the Fair Market Value of each share of Stock purchased over the exercise price. The Company is required to withhold tax on the amount of income so recognized, and is entitled to a tax deduction equal to the amount of such income. Gain or loss upon a subsequent sale of any shares of Stock received upon the exercise of a NQSO is taxed as capital gain or loss to the participant (long-term or short-term, depending upon the holding period of the shares of the Company’s Common Stock sold).

A participant who pays the exercise price of a NQSO, in whole or in part, by delivering shares of Common Stock already owned by the participant will recognize no gain or loss for federal income tax purposes on the shares surrendered. With respect to shares of Stock acquired upon exercise which are equal in number to the shares of Stock surrendered, the basis and holding period of such shares will be equal to the basis and holding period of the shares surrendered. With respect to any additional shares of Stock acquired upon exercise, the basis of such shares will be equal to the Fair Market Value of such shares on the date of exercise, and the holding period for such additional shares will commence on the day after the day that the NQSO is exercised.

Restricted Stock Awards

A participant acquiring restricted stock generally will recognize ordinary income equal to the Fair Market Value of the shares on the “determination date.” The “determination date” is the date on which the restricted stock becomes unrestricted, unless the restricted stock is subject to a substantial risk of forfeiture (as in the case where the unvested shares are subject to the Company’s right to repurchase them at the original exercise price upon the participant’s termination of service) and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable, or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture.

If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares of Stock acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the Fair Market Value on the determination date, will be taxed as capital gain or loss. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Performance Awards and Restricted Stock Unit Awards

A participant generally will recognize no income upon the grant of a performance share, performance unit or restricted stock unit award. Upon the settlement of such Awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the Fair Market Value of any unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant received shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under “Restricted Stock”). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the Fair Market Value on the “determination date” (as defined above under “Restricted Stock Awards”), will be taxed as capital gain or loss. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Section 162(m)

Section 162(m) of the Code generally denies a corporate tax deduction for annual compensation exceeding $1,000,000 paid to the chief executive officer, or to any of the four other most highly compensated officers of a publicly held company. However, certain types of compensation, including performance-based compensation, are generally excluded from this deductibility limit. To enable compensation in connection with Options, certain restricted stock grants, performance shares and performance units awarded under the 2016 Plan to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the 2016 Plan limits the sizes of such awards as described above. While the Company believes that compensation in connection with such awards under the 2016 Plan will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a Change in Control, compensation paid in settlement of Performance Awards may not qualify as “performance-based.” By approving the 2016 Plan, the stockholders will be approving, among other things, eligibility requirements for participation in the 2016 Plan, the range of financial performance measures upon which specific performance goals applicable to certain awards would be based, limits on the numbers of shares or level of compensation that could be made subject to certain awards, and the other material terms of the awards described above.

280G Parachute Payments

Except as otherwise provided in another agreement, contract or understanding that expressly addresses Section 280G or Section 409A of the Code, any Award held by a participant and any right to receive payment or other benefit under the 2016 Plan shall not become exercisable or vested (i) to the extent such benefit, when taken together with all other benefits the participant may be entitled to under any other compensation arrangements with the Company, would cause the benefit to the participant under the 2016 Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) (“Parachute Payment”) and (ii) if as a result of receiving the Parachute Payment, the aggregate after-tax amounts received by the participant from the Company under the 2016 Plan and all other compensation arrangements would be less than the maximum after-tax amount that could be received by the participant without causing any such benefit to be considered a Parachute Payment. In the event that the receipt of any such benefit under the 2016 Plan, in conjunction with benefits under all other compensation arrangements, would cause the participant to be considered to have received a Parachute Payment under the 2016 Plan that would have the effect of decreasing the after-tax amount received by the participant as described in clause (ii), then such acceleration and payments and other payments will be reduced to the largest aggregate amount as will result in no portion thereof being subject to such an excise tax or being non-deductible.

Required Vote

The proposal will be approved if a quorum is present and the number of votes cast in favor exceeds the number of votes cast against the proposal.

The Board of Directors unanimously recommends a vote FOR approval of the 2016 Equity Incentive Plan.

*****

PROPOSAL THREE

Ratification of Selection of Independent Registered Public Accounting Firm

The firm of Grant Thornton LLP has served as the Company’s independent registered public accounting firm for the past five fiscal years. The Audit Committee has selected, and the Board of Directors has approved, the firm to continue in this capacity for the current fiscal year ending March 31, 2017. A representative of Grant Thornton LLP is expected to attend the annual meeting with the opportunity to make a statement and to respond to appropriate questions from stockholders present at the meeting. Although it is not required to do so, the Company wishes to provide stockholders with the opportunity to indicate their approval of the selection of the independent registered public accounting firm and accordingly is submitting a proposal to ratify the selection of Grant Thornton LLP. If the stockholders should fail to approve this proposal, the Board of Directors will consider the selection of another independent registered public accounting firm.

The Board of Directors unanimously recommends that stockholders vote FOR ratification of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the year ending March 31, 2017.

*****

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers, and persons who own more than 10% of its common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. To the Company’s knowledge, based solely on a review of Forms 3 and 4, as amended, furnished to it during its most recent fiscal year, and Form 5, as amended, furnished to it with respect to such fiscal year, the Company believes that during fiscal 2016, its directors and executive officers and greater than 10% shareholders filed all such reports required to be filed under Section 16(a) on a timely basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT and RELATED

STOCKHOLDER MATTERS

The following tables set forth information regarding the beneficial ownership of the Company’s Common Stock as of July 1, 2016 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of the Common Stock of the Company and Common Stock equivalents, (ii) each of the Company’s Named Executive Officers, (iii) each director and (iv) all directors and executive officers named in the Summary Compensation Table appearing herein as a group. The following tables set forth what such persons’ beneficial security ownership position would be assuming the exercise of all outstanding stock options and warrants, exercisable on July 1, 2016 or within 60 days of such date, but such shares are not treated as outstanding for purposes of computing the percentage ownership of any other person or group. As of July 1, 2016, 5,648,264 shares of the Company’s Common Stock was outstanding.

Security Ownership of Certain Beneficial Owners

Name	Shares Beneficially Owned		Approximate Percent Owned

Michael A. Davis	1,096,658	(1)	19.4%
Rudolf Steiner Foundation	767,133	(2)	13.6%
Meridian OHC Partners, LP	749,610	(3)	13.3%

(1)

Per Schedule 13G/A dated February 8, 2016 filed by the reporting persons. Includes 440,408 shares over which Mr. Davis holds sole voting and investment power. Also includes 656,250 shares over which Mr. Davis holds shared voting and investment power, including 31,250 shares held by Mr. Davis’ spouse, Janet J. Johnstone (“Johnstone”); 150,000 shares held by trusts for the benefit of Mr. Davis’ and Ms. Johnstone’s children for which Mr. Davis and Ms. Johnstone are co-trustees; 25,000 shares held by Mr. Davis as UTMA custodian for his daughter; 350,000 shares held by the Michael Arlen Davis Charitable Lead Annuity Trust of which Mr. Davis is a Co-trustee and non-charitable beneficiary; and 100,000 shares held by the Skywords Family Foundation, Inc., of which Mr. Davis is a director. Address is c/o Cyanotech Corporation, 73-4460 Queen Kaahumanu Hwy, Suite 102, Kailua-Kona, HI 96740.

(2)	Per Schedule 13G/A dated February 11, 2015 filed by the reporting persons. Address is 1002 O’Reilly Ave., San Francisco, CA 94129.

(3)

According to the Form 4 dated June 29, 2016 and Schedule 13D/A dated May 25, 2016, each filed by the reporting persons, the shares are beneficially owned by Meridian OHC Partners, LP, Meridian TSV II, TSV Investment Partners, LLC, BlueLine Capital Partners II, LP, and BlueLine Partners, LLC. Address is 425 Weed Street, New Canaan, CT, 06480.

Security Ownership of Management

Name	Shares Beneficially Owned	Ref	Approximate Percent Owned
Michael A. Davis(1)	1,096,658	(2)	19.4%
Gerald R. Cysewski(1)	230,277	(3)	4.0%
Jole E. Deal(1)	60,000	(4)	*
Brent D. Bailey	48,467	(5)	*
Walter B. Menzel(1)	15,157	(6)	*
David L. Vied(1)	6,000	(6)	—
David M. Mulder(1)	—		*

All directors and executive officers as a group (10 persons)	1,576,786	(7)	26.4%

*	Less than 1.0%

(1)	Address is c/o Cyanotech Corporation, 73-4460 Queen Kaahumanu Hwy., Suite 102, Kailua-Kona, HI 96740.

(2)

Per Schedule 13G/A dated February 8, 2016 filed by the reporting persons. Includes 440,408 shares over which Mr. Davis holds sole voting and investment power. Also includes 656,250 shares over which Mr. Davis holds shared voting and investment power, including 31,250 shares held by Mr. Davis’ spouse, Janet J. Johnstone (“Johnstone”); 150,000 shares held by trusts for the benefit of Mr. Davis’ and Ms. Johnstone’s children for which Mr. Davis and Ms. Johnstone are co-trustees; 25,000 shares held by Mr. Davis as UTMA custodian for his daughter; 350,000 shares held by the Michael Arlen Davis Charitable Lead Annuity Trust of which Mr. Davis is a Co-trustee and non-charitable beneficiary; and 100,000 shares held by the Skywords Family Foundation, Inc., of which Mr. Davis is a director.

(3)	Includes options to purchase 116,375 shares of Common Stock.

(4)	Includes options to purchase 55,000 shares of Common Stock, including 13,500 options held by Ms. Deal’s spouse, James Deal.

(5)	Per Schedule 13D/A filed by the reporting person on May 10, 2016.

(6)	Includes options to purchase 6,000 shares of Common Stock

(7)	Includes options to purchase 331,375 shares of Common Stock

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No current member of the Company’s Compensation and Stock Option Committee is a current or former officer or employee of the Company or its subsidiaries and no executive officer of the Company was a member of the Compensation Committee of any corporation of which a member of the Company’s Compensation and Stock Option Committee is an executive officer.

EXECUTIVE OFFICERS OF THE REGISTRANT

The executive officers are elected by and serve at the pleasure of the Board. The executive officers and other key employees of Cyanotech as of July 1, 2016 include:

Gerald R. Cysewski, Ph. D., Interim President and Chief Executive Officer - 67: Dr. Cysewski became Interim President and Chief Executive Officer as of April 1, 2016, prior to which he was Executive Vice President and Chief Scientific Officer. Dr. Cysewski co-founded the Company in 1983 and has served as a director of the Company since that time. From 1990 to May 16, 2008, Dr. Cysewski served as the Company’s President and Chief Executive Officer, as well as Chairman of the Board. Prior to 1990 Dr. Cysewski served in various other capacities for the Company including Vice Chairman and Scientific Director. From 1980 to 1982, Dr. Cysewski was Group Leader of Microalgae Research and Development at Battelle Northwest, a major contract research and development firm. From 1976 to 1980, Dr. Cysewski was an assistant professor in the Department of Chemical and Nuclear Engineering at the University of California, Santa Barbara, where he received a two-year grant from the National Science Foundation to develop a culture system for blue-green algae. Dr. Cysewski received his doctorate in Chemical Engineering from the University of California at Berkeley.

Jolé Deal, Chief Financial Officer, Vice President-Finance and Administration, Secretary and Treasurer - 57: Ms. Deal is a former CPA with an MBA degree (Pepperdine University) and has over twenty years’ experience as a senior financial executive in consumer products manufacturing companies, before which she was employed in public accounting with Touche Ross / Deloitte & Touche for five years. Before joining the Company in 2011, she served as Chief Financial Officer of PureTek Corporation, a private manufacturer of nutritional supplements, generic pharmaceuticals and beauty care products, based in San Fernando, California, from 2009 until 2011. Previously she was Divisional Vice President and Controller of Pharmavite LLC, a manufacturer/marketer of Nature Made vitamins and dietary supplements, based in Northridge, California (a U.S. subsidiary of Otsuka Pharmaceutical Co., Ltd.), before which she held Pharmavite positions as Director, Sales and Marketing Finance and Director, Financial Planning.

Gerard Watts, Chief Operations Officer - 57: Mr. Watts joined Cyanotech in August 2014 as Chief Operations Officer and brings more than 30 years’ food and agribusiness experience Most recently he advised and guided domestic and international firms with regard to fundamental and strategic issues associated with the global produce business. Previously, he was COO / GM at North Shore Greenhouses, a grower and shipper of living herbs produced in hydroponic greenhouses. From 2008 to 2011, he was President of SunOpta Foods / SunOpta International Fruit Group, a $175 million vertically integrated manufacturer, distributor and redistributor of fresh fruit. From 2005 to 2008, he was VP, GM – Maui Land and Pineapple Company in Maui, Hawaii, where he directed all business operations for the Pineapple Division; and he capped more than 20 years with Calavo Growers Inc. of Santa Paula, California as VP, North American Operations / VP, GM Calavo de Mexico International.

James R. Lundeen, Vice President and Senior Strategist - 64: Mr. Lundeen joined Cyanotech in 2012 and is responsible for all consumer retail marketing and sales activity in the United States for the Nutrex Hawaii brand of nutritional supplements. Most recently, he was Vice President, Customer Marketing at Pharmavite. He has a 30-year track record of business building success at Shulton, General Mills, Colgate, Dial and Pharmavite.   Mr. Lundeen has a BA in Economics from Northwestern University and an MBA from Harvard Business School.

COMPENSATION AND STOCK OPTION COMMITTEE REPORT

The Compensation and Stock Option Committee reviewed and discussed with senior management the Compensation Discussion required by Item 402(m) through Item 402(r) of Regulation S-K that follows. Based on that review and discussion, the Committee recommended and the Board of Directors concurred that such Compensation Discussion be included this proxy statement.

Compensation and Stock Option Committee of the Board of Directors.

Walter B. Menzel, Chairman
David L. Vied

Compensation Discussion

Who is responsible for determining appropriate executive compensation?

The Compensation Committee has the responsibility for approving the total compensation program for the Company and its subsidiaries, including base salary, perquisites, incentive compensation and equity-based compensation. The Compensation Committee’s charter does not give the Compensation Committee the right to delegate any of its responsibilities to any other persons. This included determining compensation for the past fiscal year 2016, as well as for the current fiscal year 2017, for the Cyanotech Corporation Named Executive Officers (“NEO’s”) who are the individuals named in the Summary Compensation Table herein: (1) Brent D. Bailey, former President and Chief Executive Officer until March 31, 2016; (2) Gerald R. Cysewski, Ph.D., Interim President and Chief Executive Officer since March 31, 2016; and (3) Jolé E. Deal, Chief Financial Officer, Vice President-Finance and Administration, Secretary and Treasurer of the Company.

What are the objectives of the Company’s compensation programs?

The goals of the Company’s compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, motivate and retain executives of outstanding ability, potential and drive commensurate with the size and development requirements of the Company. Key components include:

●	The Company’s compensation is competitive with comparably sized companies in the Hawaii and California markets with which we compete for talent, and is based on salary surveys purchased annually.

●	The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

●

The Company provides equity awards for executive officers to align management interest with the interest of the shareholder to drive the long term financial performance of the Company as they respond to the Company’s business challenges.

The Compensation Committee endeavors to balance Company needs and values with the employees’ needs and believes that it is important that the Committee maintain this relationship.

What are the compensation programs designed to reward?

The Company’s compensation programs are designed to recognize and reward executives for the Company’s annual and long-term performance and for individual performance that enhance shareholder value. To that end:

●

Company Performance.   The Compensation Committee considers each executive’s overall contribution to the Company’s long-term and short-term results and projections in relation to the Company goal of achieving sustainable profitability from sales of its products.

●

Individual Performance.   The Company has a small executive team of talented individuals with clear divisions of responsibility for achieving the Company’s goals. The Compensation Committee evaluates the Chief Executive Officer as a committee. That evaluation entails a review of the Chief Executive Officer’s Letter Agreement and his performance and progress towards achieving sustainable profitability through improved long-term and short-term results attributable directly and indirectly to his efforts. The Compensation Committee or together with other independent directors acting with the Committee or upon its recommendations also considers relative shareholder return over the same period and chief executive compensation for similar-sized companies with similar results within the relevant geographic and industry area.

For other NEO’s, the Compensation Committee reviews and considers whether to approve a performance assessment and base salary recommendation from the Chief Executive Officer. The performance evaluations of these executives are based on the Company’s success in achieving short-term and long-term results and projections in relation to the Company goal of achieving sustainable profitability from sales of its products; in addition to performance toward specific departmental goals established annually and approved by the Compensation Committee.

What are the elements of executive compensation?

The elements of the Company’s executive compensation include:

●	Base salary and bonus, if awarded
●	Equity awards

How is base salary determined?

The base salaries of the executive officers are determined initially on the basis of one or more salary surveys conducted by third parties as well as research conducted by the Company’s Manager of Human Resources of local and national companies from public information such as filings with the SEC. Based on such surveys, the executive officers’ salaries are set within the ranges of the surveys targeted at the median; the exact level is determined after the Committee considers the experience and capability of the executive officer, the level of responsibility and the needs of the Company.

What were the base salary increases for fiscal year 2016?

There were no base salary increases for the executive officers in fiscal year 2016.

Are bonuses paid to executive officers?

The Committee believes that, as a general rule, annual compensation in excess of base salaries should be dependent on the Company’s performance, and should be awarded based on recommendations of the Chief Executive Officer to the Committee and in the discretion of the Board. Accordingly, each fiscal year, the Committee reviews and approves a cash incentive bonus plan designed to motivate executive officer and key personnel to achieve the financial and operational objectives of the Company.

The financial goals are established in part on the basis of an annual operating plan developed by management and approved by the Board of Directors. The annual operating plan is designed to maximize profitability, within the constraints of economic and competitive conditions, some of which are outside the control of the Company, and is developed on the basis of:  (i) the Company’s performance in the prior year; (ii) projections of sales revenue for the plan year based upon recent market conditions and trends and other factors which, based on historical experience, are expected to affect the level of sales that can be achieved; (iii) historical operating cost and cost savings that management believes can be achieved; and (iv) competitive conditions faced by the Company. Taking all of these factors into account, financial targets for key financial performance indicators such as Net Sales, Gross Margin and Net Income are established.

Additionally, specific performance measures are established in areas of strategic planning, leadership, and operations as appropriate to the executive’s area of management responsibility. Such goals support and complement the financial goals of the Company and allow executives to achieve meaningful results even when the Company’s overall profitability is challenged.

As a result of such performance-based criteria, executive compensation, and the proportion of each executive’s total cash compensation that is represented by incentive or bonus income, may increase in those years in which the Company achieves the anticipated level of growth and profitability. On the other hand, in years in which the Company experiences less than anticipated growth, bonuses and total executive compensation should be lower or not awarded and total executive compensation should consequently be lower.

No bonuses were awarded to the Company’s executive officers for fiscal year 2016 performance.

Role of the Compensation Consultant

The Compensation Committee retains Semler Brossy to provide advice on various compensation matters and recommends compensation program designs, including market trends, peer group composition and compensation for our employees, including our executive officers.  During fiscal 2016, the Company incurred approximately $137,000 in fees for Semler Brossy’s services in preparing the 2016 Plan and for no other services. Semler Brossy reports directly to the Compensation Committee, meets the independence requirements of applicable SEC rules and does not provide any other services to our Company beyond those requested or approved by the Compensation Committee.  Semler Brossy regularly attends meetings of the Compensation Committee, either in person or by telephone.  In 2016, Semler Brossy assisted the Compensation Committee with the following:

●	attended Compensation Committee meetings as requested; and

●	provided advice and analysis with respect to the preparation of the 2016 Plan.

What is the Company’s equity incentive program?

The Company’s 2005 Stock Option Plan (the “2005 Plan”) has expired, and therefore no additional awards can be issued under this plan. If the Company’s stockholders approve the 2016 Plan, the Compensation Committee will be able to issue equity awards to select executives and key employees as an incentive for them to join or remain in the service of the Company.

How does the Company grant equity awards?

Since the expiration of the 2005 Plan, the Company has not made any equity awards to its employees and officers. If the Company’s stockholders approve the 2016 Plan, the Compensation Committee expects to make equity award grants on an annual basis. Such grants will be intended to align the interests of select executives and key employees with those of the long term goals of stockholders and provide each individual with a significant incentive to join or remain at the Company from the perspective of an owner with an equity stake in the business.

What perquisites and other personal benefits do executive officers have?

The former President and Chief Executive Officer, and the Chief Financial Officer, Vice President-Finance and Administration, Secretary and Treasurer receive monthly commuting expenses to and from Hawaii including airfare, transportation to and from the local airport, parking fees, etc., housing and transportation while working in Hawaii.

Do executive officers have change-in-control agreements?

Options granted under the 2005 Plan that remain outstanding accelerate when a Change in Control or a Corporate Transaction, as defined in the 2005 Plan, occurs, unless such outstanding options are assumed or replaced by the successor corporation with comparable, equalized options or a cash incentive program in accordance with the terms of the 2005 Plan.

A “change in control”, as defined in the 2005 Plan, generally means a change in control of Company effected as a result of (1) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act of stock possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding stock pursuant to a tender or exchange offer made directly to the Company’s stockholders which the Board does not recommend such stockholders accept; or (2) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of persons who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

If the Company’s stockholders approve the 2016 Plan, the Company will have the ability to take certain actions with respect to outstanding equity awards upon the occurrence of certain Change in Control events, as described further in PROPOSAL 2, Terms of Awards, Change in Control.

How was the Chief Executive Officer’s compensation determined last fiscal year?

The compensation payable to Mr. Bailey, the Company’s former President and Chief Executive Officer was determined by the Committee and was set forth in a Letter Agreement of Employment stating terms of employment dated November 5, 2010 with employment effective January 11, 2011. Base salary was set at a level which the Board felt would be competitive with the base salary levels in effect for chief executive officers at similarly-sized companies within the industry of $300,000 annually, plus eligibility for performance-based bonuses up to 50% of salary each fiscal year, plus an opportunity for a greater bonus if he achieves stretch goals measured by a compound annual earnings growth significantly exceeding fiscal year earnings goals, subject to the Board’s discretion. Additionally, stock options to purchase shares equivalent to approximately 13.5% of the Company’s outstanding common stock at January 11, 2011 were granted pursuant to the Letter Agreement of Employment. Mr. Bailey also received perquisites such as commuting expenses to Hawaii including airfare, transportation to and from the local airport, parking fees, etc.; housing, transportation and incidentals while working in Hawaii.

The material in the heading “Compensation Discussion” and the Report of the Audit Committee are not “soliciting material,” and are not deemed “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and are not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth the compensation paid or accrued by the Company to the Chief Executive Officer and the two highest compensated executive officers of the Company, other than the Chief Executive Officer, for services rendered in all capacities to the Company (hereinafter referred to as the “Named Executive Officers”) for the fiscal years ended March 31, 2016 and 2015.

SUMMARY COMPENSATION

		ANNUAL COMPENSATION
	Fiscal			Option	All
Name and Principal Position	Year	Salary ($)	Bonus ($)	Awards($)(1)	Other ($)(2)	Total ($)
Brent D. Bailey	2016	328,000	—	247,608	53,950	629,558
Former President and Chief Executive Officer (until March 31, 2016)	2015	327,969	—	273,535	58,661	660,165

Gerald R. Cysewski	2016	173,400	—	65,147	—	238,547
Interim President and Chief Executive Officer	2015	172,223	—	69,308	—	241,531

Jolé E. Deal	2016	219,000	—	1,940	46,248	267,188
Chief Financial Officer and Vice President of Finance and Administration	2015	214,708	—	17,177	44,794	276,679

(1)

In connection with equity-classified stock option awards, which the Company reports in accordance with Generally Accepted Accounting Principles (“GAAP”), compensation expense is recorded in the Company’s financial statements for fiscal years 2016 and 2015.

(2)

All Other compensation includes perquisites provided for commuting expenses to Hawaii including airfare, transportation to and from the local airport, parking fees; housing and transportation while working in Hawaii and relocation costs.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards
	Number of Shares of
	Common Stock Underlying			Option	Option
	Unexercised Options (#)			exercise	expiration
Name	Exercisable	Unexercisable		price ($)	date

Brent D. Bailey(1)	—	—		—	—

Gerald R. Cysewski	2,000	—		1.60	2/21/2018
	10.000	—		2.08	4/29/2019
	12,000	—		3.58	6/30/2021
	3,000	—		3.82	8/28/2021
	80,000	20,000	(2)	3.82	8/28/2021
	9,375	3,125	(3)	5.84	7/18/2022
	116,375	23,125

Jolé E. Deal	40,000	—		3.82	8/28/2021
	1,500	500	(4)	5.61	8/15/2022
	41,500	500

(1) All of Mr. Bailey’s outstanding options expired pursuant to the Separation Agreement he entered into with the Company on March 31, 2016.

(2) Options were granted August 29, 2011 and vest on August 29, 2016.

(3)  Options were granted July 19, 2012 and vest on July 19, 2016.

(4) Options were granted August 16, 2012 and vest on August 16, 2016.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about our common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans as of March 31, 2016, including the 2004 Independent Director Stock Option and Restricted Stock Grant Plan (the “2004 Directors Plan”). 2005 Stock Option Plan (the “2005 Plan”); and 2014 Independent Director Stock Option and Restricted Stock Grant Plan (the “2014 Plan”). The 2005 Plan and the 2004 Directors Plan have expired and, therefore, no additional awards will be issued under these plans. The 2014 Plan was approved by stockholders on August 28, 2014.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options and Rights (a)(#)	Weighted Average Exercise Price of Outstanding Options ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (a)(#) (1)
Equity Compensation Plans Approved by Stockholders	685,000	$4.65	314,241

(1)	Consists of 314,241 shares available for future issuance under the 2014 Independent Director Stock Option and Restricted Stock Grant Plan.

Report of the Audit Committee of the Board of Directors

The Audit Committee, which met thirteen (13) times in fiscal 2016, reviewed and discussed the Company’s audited financial statements with management. The Audit Committee discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm (“Grant Thornton”), the matters required to be discussed by Statement of Auditing Standards No. 114, “Communication with Audit Committees,” which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee also received written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1, which relates to the independent registered public accounting firm’s independence from the Company and its related entities.

The Audit Committee is governed by the Audit Committee Charter adopted by the Board of Directors, a current copy of which is available on the Company’s website at www.cyanotech.com. Pursuant to such Charter, the Audit Committee has the following primary responsibilities:

1)

Review the performance of the independent registered public accounting firm and make recommendations to the Board of Directors regarding the appointment or termination of the independent registered public accounting firm;

2)

Confer annually with the independent registered public accounting firm concerning the scope of its examinations of the books and records of the Company and its subsidiaries; reviewing and approving the independent registered public accounting firm’s annual engagement letter, and authorizing the independent registered public accounting firm to perform such supplemental reviews or audits as the Committee may deem desirable;

3)	Review the range and cost of audit and non-audit services performed by the independent registered public accounting firm;

4)

Review the Company’s audited financial statements and the independent registered public accounting firm’s opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application thereof; and

5)	Review the adequacy of the Company’s systems of internal controls.

The firm of Grant Thornton, an independent registered public accounting firm, served as the Company’s independent registered public accounting firm for the past four fiscal years. As stated in Proposal Three, the Audit Committee has selected and the Board has approved Grant Thornton to serve as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2016.

Audit services provided by Grant Thornton consisted of the examination of the Company’s annual financial statements and services related to filings with the SEC as well as their review of the Company’s quarterly financial statements. All fees paid to Grant Thornton were reviewed and considered for independence by the Audit Committee. In addition, the Audit Committee (i) discussed with Grant Thornton their qualification of the partners and managers assigned to the Company’s audit, (ii) reviewed with Grant Thornton the quality control system for the US accounting and audit practice to provide reasonable assurance that the audit was conducted with professional standards, and (iii) confirmed with Grant Thornton that there was appropriate continuity of personnel working on our audits and availability of national office consultation.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2016.

Submitted by the Audit Committee of the Company’s Board of Directors.

David M. Mulder, Chairman
Walter B. Menzel
Michael A. Davis

Independent Registered Public Accounting Firm’s Fees

Audit Fees

The aggregate fees billed by Grant Thornton, our independent registered public accounting firm, for professional services rendered for the audit of the Company’s annual financial statements and timely quarterly reviews for the fiscal year ended March 31, 2016 and 2015 were $334,300 and $546,600, respectively.

Audit-Related Fees

There were no audit-related fees billed by Grant Thornton for the fiscal years ended March 31, 2016 and 2015.

Tax Fees

The aggregate fees billed or to be billed by Grant Thornton for tax services rendered to the Company, for the fiscal year ended March 31, 2016 and 2015 were $45,900 and $44,400, respectively.

All Other Fees

There were no other fees billed by Grant Thornton for the fiscal years ended March 31, 2016 and 2015.

The Audit Committee has considered and does not believe the provision of all other services by the Company’s registered public accounting firm is incompatible with maintaining Grant Thornton’s independence.

A representative of Grant Thornton is expected to be available at the 2016 Annual Meeting of Stockholders, and will have an opportunity to make a statement and to respond to appropriate questions from Stockholders.

STOCKHOLDER PROPOSALS AND NOMINATIONS

Stockholders who wish to present proposals in accordance with Rule 14a-8 of Regulation 14A under the Securities Exchange Act of 1934 which they desire to be considered at the 2017 Annual Meeting of Stockholders must timely submit such proposals in order that they will be received by the Company no later than March 17, 2017. Any such stockholder proposal must be mailed to the Company’s principal executive offices, 73-4460 Queen Kaahumanu Hwy., Suite 102, Kailua-Kona, Hawaii 96740, Attention: Corporate Secretary. However, submission of a proposal does not assure the proponent that the proposal will be included in the Company’s 2017 proxy materials because all applicable rules of the SEC must be followed by both the proponent and the Company.

In addition, the Company’s Bylaws provide a procedure for stockholders to propose a matter (other than a matter brought pursuant to SEC Rule 14a-8) at a meeting of stockholders, or to nominate a person or persons as a director. Procedurally, eligible stockholders must submit for actual receipt by the Company, Attention Corporate Secretary, at its principal executive office, any proposal or nomination within 120-150 days prior to the anniversary date of the prior year’s annual meeting of stockholders. In the case of the Company’s 2017 Annual Meeting, such proposals or nominations by eligible stockholders pursuant to our Bylaws (and not pursuant to SEC Rule 14a-8) must be received no later than April 27, 2017 and no earlier than March 28, 2017, unless our Annual Meeting date occurs more than 30 days before or after August 25, 2017. In that case, we must receive proposals not earlier than the close of business 120 days prior to the date of the annual meeting and not later than 90 days prior to the date of the annual meeting, or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by the Company.

To be in proper form, a stockholder’s notice must include the information concerning the proposal or nominee, as well as the stockholder and possibly affiliated persons, specified in our Bylaws. A stockholder who wishes to consider submitting a proposal or nomination is encouraged to seek independent counsel about our Bylaw requirements and procedures, as well as SEC requirements and procedures. The Company will not consider any proposal or nomination that does not meet all requirements of our Bylaws and of the SEC. The Company also reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

At the date of this Proxy Statement, the Board of Directors does not know of any business to be presented for consideration at the meeting other than those set forth herein and in the Notice accompanying this Proxy Statement. If any other business should properly come before the meeting, the shares represented by proxies may be voted in accordance with the judgment of the persons named in such proxies.

Cyanotech Corporation’s annual report to the SEC on Form 10-K, including financial statements and financial statement schedules, for the most recent fiscal year, accompanies these proxy materials. Additional copies may be obtained by downloading them from the Company’s website (www.cyanotech.com), including Exhibits to the Form 10-K. Paper copies of the five (5) Exhibits identified in the Form 10-K, Item 15(b) with an asterisk (*) will be furnished upon request from persons making a good faith representation that they were a beneficial owner of the Company’s securities on July 1, 2016, and upon payment to the Company of its reasonable expenses for furnishing such copies (which will be the lesser of $60 per set or $0.68 per page for those requesting less than a full set). Such written requests should be addressed to: Jolé E. Deal, Secretary, Cyanotech Corporation, 73-4460 Queen Kaahumanu Hwy., Suite 102, Kailua-Kona, HI 96740.

The Annual Report to the Stockholders of the Company, for the fiscal year ended March 31, 2016, including financial statements, is enclosed with this proxy statement.

You are most cordially invited to attend this meeting in person. However, whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy or instructions to your broker as to how you want your shares voted as promptly as possible

By Order of the Board of Directors

/s/ Jolé E. Deal
Corporate Secretary

Kailua-Kona, Hawaii
July 15, 2016

Exhibit A

CYANOTECH CORPORATION

2016 EQUITY INCENTIVE PLAN

SECTION 1 PURPOSE

This 2016 Equity Incentive Plan (the “Plan”) is designed to attract and retain the best available talent and encourage the highest level of performance by, and provide additional incentive to (a) executives; (b) Consultants, and (c) other key employees of the Company and any other member of a Participating Company. The Company intends to fulfill this purpose by providing for Awards in the form of stock and/or stock-based awards as provided in this Plan, which afford such persons opportunity to enhance the value of Company Stock and their own financial interests. The terms of the Plan shall be interpreted in accordance with this intention.

SECTION 2 DEFINITIONS AND CONSTRUCTION

Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

“Acquirer” shall have the meaning given in Section 16.

“Affiliate” means, with respect to any Person, any business entity that controls, is controlled by or is under common control with such Person.

“Award” means any Option, SAR, Restricted Stock, Restricted Stock Unit, Performance Award, or Other Stock-Based Award granted under the Plan.

“Award Agreement” means either (i) a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan, including any amendment or modification thereof, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, Internet or other non-paper Award Agreements, and the use of electronic, Internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

“Board” means the Board of Directors of the Company.

“Cashless Exercise” shall have the meaning set forth in Section 6.3 hereof.

“Cause” shall have the meaning given such term in the applicable Award Agreement, such Participant’s employment agreement, or, in the absence of any such definition, means: (a) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty, or falsification of any of the Company’s documents or records; (b) the Participant’s material failure to abide by the Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (c) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company (including, without limitation, the Participant’s improper use or disclosure of the Company’s confidential or proprietary information); (d) any intentional act by the Participant which as a material detrimental effect on the Company’s reputation or business; (e) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability; (f) any material breach by the Participant of any employment or service agreement between the Participant and the Company, which breach is not cured pursuant to the terms of such agreement; (g) occurrence of a Forfeiture Event; or (h) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with the Company.

“Change in Control” shall mean the occurrence means the occurrence of any of the following events during the term of this Plan:

a)

Change in Ownership of the Company. Any Person or Group (as defined in Section 13(d) of the Exchange Act), acquires Stock ownership that, together with the Stock already held by such Person or Group, constitutes more than 50% of the total voting power of the Company or 50% of the total Fair Market Value of the Stock, provided that, a Change in Control does not occur where such Person or Group already owns more than 50% of the total voting power of the Company or 50% of the total Fair Market Value of the Stock at the time of acquisition;

b)

Change in Effective Control of the Company. A change in the effective control of the Company occurs on the earlier of (i) the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election and (ii) any Person or Group (as defined in Section 13(d) of the Exchange Act) acquires, during a 12-month period, Stock possessing 30% or more of the total voting power of the Company; or

c)

Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets outside the ordinary course of business which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total Fair Market Value of all of the assets of the Company immediately prior to such acquisition or acquisitions. A Change in Control does not occur when the transfer of assets is to a Person that is controlled by the shareholders of the transferring company immediately after the transfer or to an entity controlled by the Company or its shareholders as described in Code Section 409A.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

“Committee” means the Compensation and Stock Option Committee of the Company or other committee or sub-committee of the Board comprised exclusively of independent directors (as defined by the NASDAQ Listing Rules) duly appointed to administer the Plan and having such other powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Plan, the independent directors of the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the independent directors of Board may in their discretion exercise any or all of such powers.

“Company” means Cyanotech Corporation, a Nevada corporation.

“Competitor” means any Person engaged in the dietary supplement, micro-algae producing business or other substantially similar business, or any direct or indirect subsidiary or Affiliate of any such entity.

“Consultant” means a person engaged to provide consulting or advisory services to a Participating Company other than as an Employee or a Director.

“Covered Employee” means an Employee who is a “covered employee” within the meaning of Section 162(m)(3) of the Code, as the same may be amended from time to time.

“Designated Beneficiary” means the beneficiary or beneficiaries designated by the Participant in writing to receive amounts due to the Participant in the event of the Participant’s death and filed with the Committee in such form and at such time as the Committee shall require. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant’s estate.

“Director” means a member of the Board or of the board of directors of any Affiliate of the Company.

“Disability” means (a) the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (b) any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months where the service provider is receiving income replacement payments for at least three months under an accident and health plan covering service providers of the employer. Notwithstanding the foregoing, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Participant’s Service, Disability shall have the meaning specified in Section 22(e)(3) of the Code.

“Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by a Performance Share or Restricted Stock Unit held by such Participant.

“Double Trigger Event” shall have the meaning given such term in the applicable Award Agreement, such Participant’s employment agreement, or, in the absence of any such definition, means an event where the Company and/or its successor assumes the obligations of an Award in writing in connection with a Change in Control, and makes such adjustment in the Award as appropriate to reflect any different circumstances (e.g., to change the Award to shares of capital stock of the successor) while retaining the substantially equivalent financial benefit for the Participant, and Participant continues as a service provider to the Company and/or its successor beyond the Change in Control, then the Change in Control with respect to such Participant shall not be deemed to occur until either:

a)	the Company or its successor terminates the Participant’s relationship with the Company and/or its successor without Cause within one (1) year after the date of the Change in Control; or

b)

the Participant terminates his or her relationship with the Company and/or its successor for Good Reason within one (1) year after the date of the Change in Control (unless such reduction or material change is consistent with a company-wide reduction or material change in compensation programs).

“Effective Date” shall have the meaning set forth in Section 19 hereof.

“Employee” means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Period” shall have the meaning set forth in Section 6.2 hereof.

“Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following: If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock on such national or regional securities exchange or market system constituting the primary market for the Stock. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse based on a reasonable valuation method that is consistent with the requirements of Section 409A of the Code.

“Forfeiture Event” means the occurrence of any of the following events: (a) Participant serves as a director or in a consultant or employment position for a Competitor; (b) Participant solicits, offers employment to, or takes any other action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of the Company or any of its Subsidiary or Affiliate to terminate his or her employment with the Company and accept employment or become affiliated with a Competitor; or (c) Participant solicits, provides any information, advice or recommendation or takes any other action intended, or that a reasonable person in like circumstances would expect, to have the effect of causing any customer of the Company to terminate an existing relationship with the Company or transfer any current business of the Company to a Competitor.

“Freestanding SAR” means a SAR awarded by the Committee pursuant to Section 7.1 hereof other than in connection with an Option.

“Full Value Award” shall mean any award of Restricted Stock, Restricted Stock Units, Performance Shares or, Performance Units and any Other-Stock Based Awards.

“Good Reason” shall have the meaning given such term in the applicable Award Agreement, such Participant’s employment agreement, or, in the absence of any such definition, means a reduction in base salary and/or annual incentive target by more than ten percent (10%), or another material negative change or changes in compensation.

“Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an “incentive stock option” within the meaning of Section 422(b) of the Code or any successor provision thereto as in effect from time to time.

“Insider” means, at any time, any person whose transactions in Stock are subject to Section 16 of the Exchange Act or any successor rule or regulation thereto as in effect from time to time.

“Minimum Vesting Standards” shall have the meaning set forth in Section 3.8.

“NASDAQ” means the Nasdaq Capital Market.

“Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an Incentive Stock Option.

“Option” means a right to purchase Stock (subject to adjustment as provided in Section 14 hereof) pursuant to the terms and conditions of the Plan.

“Other Stock-Based Award” means any right granted under Section 10 hereof.

“Participant” means a person who receives or holds an Award under the Plan.

“Participating Company” means the Company or any of its Affiliates.

“Performance Award” means an Award of Performance Shares, Performance Units or Performance-Based Restricted Stock.

“Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Section 162(m) for certain performance-based compensation paid to a Covered Employee. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

“Performance-Based Restricted Stock” means Stock granted to a Participant pursuant to the terms and conditions of Section 8 and Section 9 hereof.

“Performance Goal” means a performance goal established by the Committee pursuant to Section 9.3 hereof.

“Performance Period” means a period established by the Committee pursuant to Section 9.3 hereof, at the end of which one or more Performance Goals are to be measured.

“Performance Share” means a bookkeeping entry representing a right granted to a Participant to receive in cash, Stock or a combination of both the value of each Performance Share granted pursuant to the terms and conditions of Section 9 hereof, as determined by the Committee, based on performance.

“Performance Unit” means a bookkeeping entry representing a right granted to a Participant to receive in cash, Stock or a combination of both the value of each Performance Unit granted pursuant to the terms and conditions of Section 9 hereof, as determined by the Committee, based upon performance.

“Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other entity.

“Plan” means this Cyanotech Corporation 2016 Equity Incentive Plan, as amended from time to time.

“Restricted Stock” means Stock granted to a Participant pursuant to the terms and conditions of Section 8 or Section 9 hereof.

“Restricted Stock Award” means an Award of Restricted Stock or a Restricted Stock Unit.

“Restricted Stock Unit” means a bookkeeping entry representing a right granted to a Participant to receive in cash or Stock the value of each Restricted Stock Unit granted pursuant to the terms and conditions of Section 8 hereof.

“Restriction Period” means the period established in accordance with Section 8.2 hereof during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

“Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation thereto.

“Section 162(m)” means Section 162(m) of the Code.

“Securities Act” means the Securities Act of 1933, as amended.

“Service” means a Participant’s employment or service with a Participating Company, whether in the capacity of an Employee, Consultant or a Director. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service with a Participating Company may be deemed, as provided in the applicable Award Agreement, not to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided that if any such leave exceeds ninety (90) days, on the ninety first (91st) day of such leave any Incentive Stock Option held by such Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option unless the Participant’s right to return to Service with the Participating Company is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Participating Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the Participating Company for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

“Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 14 hereof.

“Stock Appreciation Right” or “SAR” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 hereof to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price (such amount may be paid in cash or Stock pursuant to Section 7).

“Subsidiary” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

“Substitute Awards” means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or any Affiliate of the Company or with which the Company or any Affiliate of the Company combines.

“Tandem SAR” means a SAR awarded by the Committee in connection with an Option pursuant to Section 7.1 hereof.

“Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

“Vesting Conditions” means those conditions established in accordance with Section 8.2 prior to the satisfaction of which shares subject to a Restricted Stock Award remain subject to forfeiture or a repurchase option in favor of the Company.

“Vesting Date” means the date or dates on which the grant of an Option or SAR is eligible to be exercised or the date or dates on which a Restricted Stock Award ceases to be forfeitable.

SECTION 3 ADMINISTRATION

3.1     Administration by the Committee. The Committee shall administer the Plan. The Committee shall determine all questions of interpretation of the Plan or of any Award, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

3.2     Authority of Officers. Any executive officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the executive officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3     Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

a)	to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

b)	to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

c)	to determine the Fair Market Value of shares of Stock or other property;

d)

to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any Stock acquired pursuant thereto, including, without limitation, (i) the purchase price of any Stock, (ii) the method of payment for Stock or other equity purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding of delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

e)	to determine whether an Award of Restricted Stock Units, Performance Shares, Performance Units or SARs will be settled in shares of Stock, cash, or in any combination thereof;

f)	to approve one or more forms of Award Agreement;

g)

to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto, provided any acceleration decision is limited to death, Disability or Change in Control and Double Trigger Events;

h)

to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including, without limitation, with respect to the period following a Participant’s termination of Service, provided any acceleration decision is limited to death, Disability or Change in Control and Double Trigger Events;

i)

to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Awards;

j)

to authorize, in conjunction with any applicable Company deferred compensation plan, that the receipt of cash or Stock subject to any Award under this Plan, may be deferred under the terms and conditions of such Company deferred compensation plan;

k)

to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law; and/or

l)	to provide for a “clawback” of an award pursuant to the provisions of Section 14.4 below.

The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Participant on account of actions taken by the Participant in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or customers of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Participant. In addition, the Company may annul an Award if the Participant is an Employee and is terminated for Cause.

3.4     No Repricing. Notwithstanding anything in this Plan to the contrary, no amendment or modification may be made to an outstanding Option or SAR, including, without limitation, by replacement of Options or SARs with cash or other award type, which would be treated as a repricing under the NASDAQ Listing Rules without the approval of the shareholders of the Company, provided, that, appropriate adjustments may be made to outstanding Options and SARs pursuant to Section 14 and may be made to make changes to achieve compliance with applicable law, including Code Section 409A. In the interest of clarity, this prohibition shall include a prohibition on cancelling outstanding Options or SARs in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs.

3.5     Deferral Arrangements. The Committee may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents. Any such deferrals shall be made in a manner that complies with Code Section 409A.

3.6     Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, the Committee, or as officers or employees of a Participating Company, members of the Board or of the Committee and any officers or employees of the Participating Company to whom the Board, the Committee or the Company have delegated authority to act with respect to the Plan, shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, any Award or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided that, within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

3.7     Share Issuance/Book-Entry. Notwithstanding any provision of this Plan to the contrary, the issuance of the Stock under the Plan may be evidenced in such a manner as the Committee, in its discretion, deems appropriate, including, without limitation, book-entry registration or issuance of one or more Stock certificates.

3.8     Vesting Schedule. Time-based Awards may not vest more rapidly than ratably over a three year period, and Performance-based Awards may not vest more rapidly than one year after grant (“Minimum Vesting Standards”), except that the Committee may grant Awards without respect to the Minimum Vesting Standards, with respect to Awards covering no more than five (5%) percent of the total number of Shares authorized under Section 4.1 of Plan.

SECTION 4 SHARES SUBJECT TO PLAN

4.1     Number of Shares Available for Awards. Subject to adjustment as provided in Section 14 hereof, the total number of shares of Stock that may be issued pursuant to all Awards shall not exceed an aggregate of 1,300,000 shares of Stock, no more than 600,000 shares of which may be issued pursuant to Full Value Awards.

4.2     Adjustments in Authorized Shares. The Committee shall have the right to substitute or assume Awards in connection with corporate mergers, consolidations, acquisitions of property or stock, separations, reorganizations, liquidations, or other transactions to which Section 424(a) of the Code applies. The number of shares of Stock reserved pursuant to this Section 4 shall be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of shares of Stock subject to Awards before and after the substitution.

4.3     Determination of Shares Issued and Issuable.

(a)

Shares covered by an Award shall be counted as used as of the effective date of the grant. If any shares covered by an Award granted under the Plan are not earned or purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any Stock subject thereto or is settled in cash in lieu of shares, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination or expiration, again be available for making Awards under the Plan in the same amount as such shares were counted against the limit set forth in Section 4.1.

(b)

The number of shares of Stock available for issuance under the Plan shall not be increased by (i) any shares of Stock tendered or withheld or Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option as described in Section 6.3, (ii) any shares of Stock deducted or delivered from an Award payment in connection with the Company’s tax withholding obligations as described in Section 12; (iii) Stock repurchased on the open market with the proceeds of an Option exercise; or (iv) any shares of Stock that were subject to a stock-settled SAR or Option that were not issued upon the exercise of such SAR or Option. Solely for the purpose of applying the limitation set forth in Section 4.1, the number of shares of Stock available for issuance under the Plan shall be increased by one share of Stock for every one share of Stock granted in respect of an Award that again becomes available for grant pursuant to this Section 4.3.

4.4     Source of Shares. The Stock subject to the Awards granted under the Plan shall be shares of the Company’s authorized but unissued Stock, shares of the Stock held in treasury or shares of Stock purchased by the Company in the open market, or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee.

SECTION 5 ELIGIBILITY

5.1     General. In determining the Participants to whom Awards shall be granted and the amount of Stock or units to be covered by each Award, the Committee shall take into account the nature of the Participant’s duties, the present and potential contributions to the success of the Company that he/she may make, and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan.

5.2     Persons Eligible for Incentive Stock Options. Incentive Stock Options may be granted only to Employees. For purposes of the foregoing sentence, the term “Employees” shall include prospective Employees to whom Incentive Stock Options are granted in connection with written offers of employment with the Participating Companies; provided that any such Incentive Stock Option shall be deemed granted effective on the date such person commences Service as an Employee, with an exercise price determined as of such date in accordance with Section 6.1 hereof.

5.3     Persons Eligible for Other Awards. Awards other than Incentive Stock Options may be granted only to Employees and Consultants. For purposes of the foregoing sentence, the terms “Employees and Consultants” shall include prospective Employees and prospective Consultants to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Companies; provided that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service as an Employee and Consultant.

5.4     Successive Awards and Substitute Awards. An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

5.5     Award Limits.

(a)

Aggregate Limits. Subject to the limits set forth in Section 4.1, any of the authorized shares of Stock may be used for any type of Award under the Plan, and any or all of the shares of Stock available under Section 4.1(b) may be allocated to Incentive Stock Options.

(b)

Section 162(m) Award Limits. So long as the Company remains a “publicly held corporation” within the meaning of Section 162(m), no Participant may be granted any Awards for more than 500,000 shares of Stock (subject to adjustment as provided for herein), in the aggregate in any calendar year.

5.6     Effect of Termination of Service. Subject to Section 6.4, an Award granted to a Participant shall be exercisable after the Participant’s termination of Service only during the applicable time period determined in accordance with the Award’s term as set forth in the Award Agreement evidencing such Award. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

SECTION 6 TERMS AND CONDITIONS OF STOCK OPTIONS

Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1     Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee and stated in the Option Agreement evidencing such Option; provided that, except in the case of Substitute Awards, (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. In no case shall the exercise price of any Option be less than the Fair Market Value of a share of Stock of the date on which the Option is granted.

6.2     Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Option Agreement evidencing such Option (the “Exercise Period”). Any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions, provided that no Incentive Stock Option granted to any Ten Percent Owner may be exercised after the expiration of five (5) years from the Grant Date thereof. For purposes of this Section 6.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.

6.3     Payment of Exercise Price.

(a)

Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares being acquired upon the exercise of the Option (a “Cashless Exercise”), (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Committee may at any time or from time to time grant Options that do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)	Limitations on Forms of Consideration.

(i)

Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Stock.

(ii)

Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

6.4     Effect of Termination of Service on Incentive Stock Options. No Incentive Stock Option may be exercised more than three (3) months after the Participant’s termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and/or (b) the Award Agreement or the Committee permits later exercise (in which case the Option instead may be deemed to be a Nonqualified Stock Option). No Incentive Stock Option may be exercised more than one (1) year after the Participant’s termination of Service on account of Disability, unless (a) the Participant dies during such one-year period, and/or (b) the Award Agreement or the Committee permit later exercise (in which case the option instead may be deemed to be a Nonqualified Stock Option).

6.5     Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Option Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act. Following a transfer under this Section 6.5, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except in accordance with this Section 6.5 or by will or the laws of descent and distribution. The events of termination of Service of Section 5.6 and Section 6.4 hereof shall continue to be applied with respect to the original Participant, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 5.6 or Section 6.4, as applicable. In no event shall an Award be transferred for compensation or value without prior shareholder approval.

6.6     Fair Market Value Limitation on Incentive Stock Options. To the extent that options designated as Incentive Stock Options become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options that exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 6.6, Options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 6.6, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 6.6, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

6.7     Notice of Disqualifying Disposition. If any Participant shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

SECTION 7 TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

SARs shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1     Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.

7.2     Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

7.3     Exercisability and Term of SARs.

(a)

Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b)

Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

7.4     Exercise of SARs. Upon the exercise of a SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made in cash, shares of Stock, or any combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing such SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. The Award Agreement evidencing any SAR may provide for deferred payment in a lump sum or in installments. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of this Section 7, a SAR shall be considered exercised on the date on which the Company receives actual notice of exercise from the Participant.

7.5     Deemed Exercise of SARs. If, on the date on which a SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6     Nontransferability of SARs. SARs may not be assigned or transferred in any manner except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant or the Participant’s guardian or legal representative.

SECTION 8 TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS

The Committee may from time to time grant Restricted Stock Awards upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.3. If either the grant of a Restricted Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals (a “Performance-Based Restricted Stock Award”), the Committee shall follow procedures substantially equivalent to those set forth in Section 9.2 through 9.7. Restricted Stock Awards may be in the form of (a) Restricted Stock, which shall be evidenced by a Restricted Stock Agreement; (b) a Restricted Stock Unit, which shall be evidenced by a Restricted Stock Unit Agreement; or (c) a Performance-Based Restricted Stock Award, which shall be evidenced by a Performance-Based Restricted Stock Agreement. Each such Award Agreement shall specify the number of shares of Stock subject to and the other terms, conditions and restrictions of the Award, and shall be in such form as the Committee shall establish from time to time. No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. A holder of a Restricted Stock Unit shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement and the Plan. Restricted Stock Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply, as applicable, with and be subject to the following terms and conditions:

8.1     Purchase Price. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving Restricted Stock, Restricted Stock Units, or Performance-Based Restricted Stock.

8.2     Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may be made subject to vesting conditioned upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.3 (the “Vesting Conditions”), as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period (the “Restriction Period”) in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, hypothecated, assigned or otherwise disposed of other than pursuant as provided in Section 8.6. A Restricted Stock Award shall vest within a period established by the Committee, subject to Section 3.3(d) above. Notwithstanding the foregoing, with respect to Performance-Based Restricted Stock Awards, vesting shall be as determined by the Committee as of the effective date of the grant of the Award. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.3     Voting Rights; Dividends. Except as provided in this section and Section 8.4, during the Restriction Period applicable to shares of Stock subject to a time-based Restricted Stock grant held by a Participant, the Participant shall have all of the rights of a shareholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, except as otherwise determined by the Committee and evidenced in the applicable Award Agreement; provided that if any such dividends or distributions are paid in shares of Stock, such shares of Stock shall be subject to the same Vesting Conditions as the shares of Stock subject to the Restricted Stock grant with respect to which the dividends or distributions were paid. A Participant who is awarded a Restricted Stock Unit shall possess no incidents of ownership with respect to such Award.

8.4     Dividend Equivalents on Restricted Stock Units. In its discretion, the Committee may provide in the Award Agreement evidencing any award of Restricted Stock Units that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which the Restricted Stock Units are settled or forfeited. Dividend Equivalents, if granted must be accumulated and paid to the extent that the Restricted Stock Units become nonforfeitable, except as otherwise determined by the Committee, in its discretion, and evidenced in the applicable Award Agreement. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Restricted Stock Unit.

8.5     Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award may not be assigned or transferred in any manner except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant.

SECTION 9 TERMS AND CONDITIONS OF PERFORMANCE AWARDS

The Committee may from time to time grant Performance Awards upon such conditions as the Committee shall determine. Performance Awards may be in the form of (a) Performance Shares, which shall be evidenced by a Performance Share Agreement; (b) Performance Units, which shall be evidenced by a Performance Unit Agreement; or (c) Performance-Based Restricted Stock, which shall be evidenced by a Performance-Based Restricted Stock Agreement. Each such Award Agreement shall specify the number of Performance Shares, Performance Units or Performance-Based Restricted Stock subject thereto, the method of computing the value of each Performance Share or Performance Unit, the Performance Goals and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award, and shall be in such form as the Committee shall establish from time to time. A holder of Performance Shares shall have no rights other than those of a general creditor of the Company. Performance Shares represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement and the Plan. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which Award Agreement may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1     Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial value equal to the Fair Market Value of a share of Stock on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial value of determined by the Committee in its discretion. The final value payable to the Participant in settlement of a Performance Award will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

9.2     Granting Performance-Based Restricted Stock. Performance-Based Restricted Stock granted under the Plan shall be evidenced by one or more certificates registered in the name of the Participant and bearing an appropriate legend referring to the terms, conditions, and restrictions applicable to such Performance-Based Restricted Stock. The Company may either issue shares of Stock subject to such restrictive legends and/or stop-transfer instructions as it deems appropriate or provide for retention of physical possession of such certificates during the Performance Period in which case each Participant granted such Performance-Based Restricted Stock shall deliver a stock power to the Company, endorsed in blank, relating to the Performance-Based Restricted Stock, during the period when the Performance-Based Restricted Stock is nontransferable and/or subject to a risk of forfeiture, at the end of which period certificates evidencing such Performance-Based Restricted Stock shall be delivered to the Participant. From the grant date of the Performance-Based Restricted Stock through the date certificates issued by the Committee evidencing such Performance-Based Restricted Stock are delivered to the Participant, the Participant shall have all rights of a stockholder with respect to such Performance-Based Restricted Stock, including but not limited to the right to receive all dividends and other distributions paid with respect thereto (as provided and restricted in Section 9.6 below) and to vote (in person or by proxy) such shares at any meeting of the stockholders of the Company, except as otherwise determined by the Committee, in its discretion, and set forth in the applicable Award Agreement; provided, that any dividend or distribution paid with respect to a Performance-Based Restricted Stock shall be treated for all purposes of the Plan as if it were part of the Performance-Based Restricted Stock, and any dividend that is not payable in cash shall also be subject to the same restrictions on transferability and other restrictions as the Performance-Based Restricted Stock with respect to which it is paid.

9.3     Establishment of Performance Goals and Performance Period. The Committee shall establish in writing the Performance Period applicable to each Performance Award and one or more performance goals (“Performance Goals”) which, when measured at the end of the Performance Period, shall determine the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to “performance-based compensation,” the Committee shall establish the Performance Goals applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Subject to Section 14, once established, the Performance Goals shall not be changed during the Performance Period.

9.4     Measurement of Performance Goals.

(a)

For purposes of the Plan, the Committee shall determine the Performance Goals according to criteria it establishes. If and to the extent that the Committee determines that an Award to be granted to a Participant who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such award shall be contingent upon achievement of pre-established Performance Goals based on any one or more of the following criteria on an absolute basis or relative to the performance of a peer group or index: (a) earnings or earnings per share, (b) return on shareholders’ equity, (c) gross and operating margins, (d) achievement of revenue or sales goals, (e) net income or operating income, (f) production yield, (g) stock price, (h) profitability of an identified business unit or product, (i) market share, (j) reduction in costs, (k) total shareholder return, (l) maintenance or improvement in profit margins, (m) capital outlays, (n) overall capital effectiveness, (o) execution of supply agreements with key customers, and (p) implementation or completion of select projects. The Performance Goals selected in any case need not be applicable across the Company, but may be particular to an individual’s function or business unit. The Committee shall determine whether such Performance Goals are attained and such determination shall be final and conclusive. In the event that the Performance Goals are not met, the Performance Award shall be forfeited and transferred to, and reacquired by, the Company at no cost to the Company.

(b)

The Committee may impose such other restrictions and conditions (in addition to the performance-based restrictions described above) on any Performance Award as the Committee deems appropriate and may waive any such additional restrictions and conditions, so long as such waiver does not waive any restriction described in the previous paragraph. Nothing herein shall limit the Committee’s ability to reduce the amount payable under an Award upon the attainment of the Performance Goal(s), provided that the Committee shall have no right under any circumstance to increase the amount payable under, or waive compliance with, any applicable Performance Goal(s).

(c)

The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) litigation or claim judgments or settlements; (b) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (c) any reorganization and restructuring programs; (d) unusual and/or nonrecurring items as described under generally accepted accounting principles and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (e) foreign exchange gains and losses; (f) asset write-downs and (g) acquisitions or divestitures. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Section 162(m) for deductibility.

(d)

In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Goals without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval provided the exercise of such discretion does not violate Code Section 409A. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Section 162(m) and base vesting on Performance Goals other than those set forth in this Section 9.4.

9.5     Determination of Final Value and Certification of Attainment of Performance Goals. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final values of the Award earned by the Participant and to be paid/delivered upon its settlement in accordance with the terms of the Award Agreement. No Awards will be paid for such Performance Period until such certification is made by the Committee. The Committee may rely on others as the basis for its certification, so long as such reliance is reasonable under the circumstances. The Committee shall have no discretion to increase the value of an Award payable upon its settlement in excess of the amount called for by the terms of the Award Agreement on the basis of the degree of attainment of the Performance Goals as certified by the Committee. However, notwithstanding the attainment of any Performance Goal, if permitted under a Participant’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of a Performance Award that would otherwise be delivered upon its settlement. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award. As soon as practicable following the Committee’s certification, the Company shall notify the Participant of the determination of the Committee.

9.6     Dividend Equivalents on Performance Shares and Performance-Based Restricted Stock. In its discretion, the Committee may provide in the Award Agreement evidencing any Performance Share or Performance-Based Restricted Stock that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which the Performance Shares or Performance-Based Restricted Stock are settled or forfeited. Dividend Equivalents, if granted, must be accumulated and paid to the extent that the Performance Shares or Performance-Based Restricted Stock become nonforfeitable. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Shares or Performance-Based Restricted Stock as provided in Section 9.7. Dividend Equivalents shall not be paid with respect to Performance Units.

9.7     Payment in Settlement of Performance Awards. Payment of the final value of a Performance Award earned by a Participant as determined following the completion of the applicable Performance Period pursuant to Section 9.5 may be made in cash, shares of Stock, or a combination thereof as determined by the Committee. If payment is made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock on the settlement date. Payment may be made in a lump sum or installments as prescribed by the Committee. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or a reasonable rate of interest within the meaning of Code Section 162(m).

9.8     Restrictions Applicable to Payment in Shares. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 9.3. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Performance-Based Restricted Stock Agreement and shall be subject to the provisions of Sections 9.4 through 9.7 above.

9.9     Nontransferability of Performance Awards. Performance Awards may not be sold, exchanged, transferred, pledged, hypothecated, assigned, or otherwise disposed of other than by will or by the laws of descent and distribution until the completion of the applicable Performance Period. All rights with respect to Performance Shares and Performance Units granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant.

9.10     Status of Performance Awards under Section 162(m). It is the intent of the Company that Awards under this Section 9 granted to persons who are designated by the Committee as likely to be Covered Employees shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Section 162(m) and regulations thereunder. Accordingly, the terms of Section 9, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of an Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Awards does not comply or is inconsistent with the requirements of Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

SECTION 10 OTHER STOCK-BASED AWARDS

The Committee shall have authority to grant to eligible Employees an “Other Stock-Based Award,” which shall consist of any right that is an Award of Stock or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Stock (including, without limitation, securities convertible into Stock), as deemed by the Committee to be consistent with the purposes of the Plan, other than an Award described in Sections 6 through 9 above.

SECTION 11 280G MATTERS

Notwithstanding anything in this Section 11 to the contrary, (i) if the acceleration of the vesting and exercisability of any Award or the payment of cash in exchange for all or part of any Award as provided in this Section 11 (which acceleration or payment could be deemed a “parachute payment” within the meaning of Code Section 280G(b)(2)), together with other payments in the nature of compensation to a Participant that are contingent on a Change in Control would result in any portion thereof being subject to an excise tax imposed under Code Section 4999, or would not be deductible in whole or in part by the Company, an Affiliate of the Company (as defined in Code Section 1504) or other person making such payments as a result of Code Section 280G and (ii) if, as a result of receiving a parachute payment, the aggregate after-tax amounts received by the Participant from the Company under this Plan, together with other payments in the nature of compensation, would be less than the maximum after-tax amount that could be received by the Participant without causing any such payment or benefit to be considered a parachute payment, then such acceleration and payments pursuant to Section 12 and other payments will be reduced (but not below zero) to the largest aggregate amount as will result in no portion thereof being subject to such an excise tax or being non-deductible. For purposes of this Section 11, (i) no portion of payments the receipt or enjoyment of which a Participant will have effectively waived in writing before the date of distribution of an Award will be taken into account; and (ii) the value of any non-cash benefit or any deferred payment or benefit included in such payment will be determined by the Company’s independent auditors in accordance with the principles of Code Sections 280G(d)(3) and (4).

SECTION 12 TAX WITHHOLDING

12.1     Tax Withholding in General. The Company shall have the right to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for the federal, state, local and foreign taxes, if any, required by law to be withheld with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until such tax withholding obligations have been satisfied by the Participant.

12.2     Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the applicable tax withholding obligations. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the maximum individual statutory rate in the applicable jurisdiction.

SECTION 13 COMPLIANCE WITH SECURITIES LAW

13.1     General. The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

13.2     Rule 16b-3. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder will qualify for the exemption provided by Rule 16b3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with applicable requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Committee may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

SECTION 14 CHANGES IN THE COMPANY’S CAPITAL STRUCTURE

14.1     Adjustments for Changes in Capital Structure. If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan, including, without limitation, the limits set forth in Section 5.5, shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Participant immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate exercise price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR as applicable, but shall include a corresponding proportionate adjustment in the exercise price per share for such Option or SAR. The Committee may unilaterally amend the outstanding Awards to reflect the adjustments contemplated by this Section 14.1. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (a) the number and kind of shares subject to outstanding Awards and/or (b) the exercise price of outstanding Options or SARs to reflect such distribution. Notwithstanding the foregoing, in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to such Award.

14.2     Adjustments. Adjustments under this Section 14 related to shares of Stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee shall determine the effect of a Change in Control upon Awards other than Options, SARs, Restricted Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Committee may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Participant, for different provisions to apply to an Award in place of those described in Section 14.1. This Section 14 does not limit the Company’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a Change in Control.

14.3     No Limitations on Company. The existence of outstanding Awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize, without limitation, any or all adjustments, reclassifications, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of Stock, or any issue of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

14.4     Clawback Provision. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company).

SECTION 15 STANDARD FORMS OF AWARD AGREEMENT

15.1     Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

15.2     Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

SECTION 16 CHANGE IN CONTROL

Subject to the requirements and limitations of Section 409A of the Code, if applicable, the Board may, in its discretion, provide for any of the following:

(a)

Accelerated Vesting. The Board may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control and Double Trigger Event with respect to a Participant, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and/or vesting in connection with such Change in Control and Double Trigger Event of each or any of such Participant’s outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions as the Board shall determine.

(b)

Assumption, Continuation, or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquirer”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent Award with respect to the Acquirer’s stock. For purposes of this Section 16(b), if so determined by the Board, in its discretion, an Award or any portion thereof shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to such portion of the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquirer in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Award prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Award Agreement evidencing such Award except as otherwise provided in such Award Agreement.

(c)

Cashing Out of Outstanding Awards. The Board may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or portion thereof outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Board) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Board, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

SECTION 17 MISCELLANEOUS PROVISIONS

17.1     Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common shareholders.

17.2     Rights as Employee or Consultant. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee or Consultant; or interfere with or limit in any way the right of a Participating Company to terminate the Participant’s Service at any time.

17.3     Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to any shares covered by an Award until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 14 or another provision of the Plan.

17.4     Beneficiary Designation. Each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation shall be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

17.5     Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required.

17.6     Code Section 409A. The Committee intends to comply with Code Section 409A of the Code, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A. To the extent that the Committee determines that a Participant would be subject to the additional 20% tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under this Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax.

17.7     Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

17.8     Captions. The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

17.9     Other Provisions. Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

17.10     Number and Gender. With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

17.11     Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

17.12     Governing Law. The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of Nevada, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

SECTION 18 TERMINATION OR AMENDMENT OF PLAN

The Committee may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s shareholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 14), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s shareholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

SECTION 19 EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall become effective upon the later of the approval of the Plan by the Board and the approval of the Plan by the shareholders of the Company in accordance with applicable laws and regulations (the “Effective Date”). No Award may be granted under the Plan after the tenth (10th) anniversary of the Effective Date. The Plan shall terminate when the total amount of the Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidence Awards granted under the Plan have lapsed.

Using a black ink pen, mark your votes with an X as shown in this example: ☒ Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE

ENCLOSED ENVELOPE.

A     Proposals — The Board of Directors recommends a vote FOR each of the nominees listed and FOR Proposals 2 and 3.

1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold

	01 – Gerald R. Cysewski, Ph. D.	☐	☐	02 – Michael A. Davis	☐	☐	03 – Walter B. Menzel	☐	☐

	04 – David M. Mulder	☐	☐	05 – David L. Vied	☐	☐
						For	Against	Abstain
2.	To approve the Cyanotech Corporation 2016 Equity Incentive Plan.					☐	☐	☐
						For	Against	Abstain
3.	To ratify the selection of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2017.					☐	☐	☐

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before this meeting.

B     Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date this proxy and sign it exactly as your name or names appear on your share. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

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PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE

ENCLOSED ENVELOPE.

Proxy — CYANOTECH CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD THURSDAY, AUGUST 25, 2016

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Dan Sprague and Amy Nordin and each of them (with full power to act without the other), as proxies, each having full power to substitute, to represent and to vote, as designated below, all shares of stock of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Corporation to be held Thursday, August 25, 2016, at the Waikoloa Beach Marriott, 69-275 Waikoloa Beach Drive, Waikoloa, HI 96738 at 3:00 P.M. prevailing local time, and any adjournment thereof, with respect to matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated July 15, 2016.

All other proxies heretofore given by the undersigned to vote shares of stock of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment thereof are hereby expressly revoked. This proxy may be revoked at any time prior to the voting hereof as set forth in the Proxy Statement.

Please sign and date this proxy and return in promptly whether you expect to attend the meeting or not. If you do attend the meeting you may vote in person.

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Electronic Voting Instructions

You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on August 25, 2016.

Vote by Internet

●     Log on to the Internet and go to www.envisionreports.com/CYAN

●     Follow the steps outlined on the secured website.

Vote by telephone

●	Call toll free 1-800-652-VOTE (8683) within the United States, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
●	Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example: ☒ Please do not write outside the designated areas.

Annual Meeting Proxy Card	1234 5678 9012 345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH

AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A     Proposals — The Board of Directors recommends a vote FOR each of the nominees listed and FOR Proposals 2 and 3.

1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold

	01 – Gerald R. Cysewski, Ph. D.	☐	☐	02 – Michael A. Davis	☐	☐	03 – Walter B. Menzel	☐	☐

	04 – David M. Mulder	☐	☐	05 – David L. Vied	☐	☐

		For	Against	Abstain
2.	To approve the Cyanotech Corporation 2016 Equity Incentive Plan.	☐	☐	☐
		For	Against	Abstain
3.	To ratify the selection of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2017.	☐	☐	☐

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before this meeting.

B     Non-Voting Items

Change of Address — Please print new address below.

C     Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date this proxy and sign it exactly as your name or names appear on your share. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

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IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH

AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — CYANOTECH CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD THURSDAY, AUGUST 25, 2016

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Dan Sprague and Amy Nordin and each of them (with full power to act without the other), as proxies, each having full power to substitute, to represent and to vote, as designated below, all shares of stock of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Corporation to be held Thursday, August 25, 2016, at the Waikoloa Beach Marriott, 69-275 Waikoloa Beach Drive, Waikoloa, HI 96738 at 3:00 P.M. prevailing local time, and any adjournment thereof, with respect to matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated July 15, 2016.

All other proxies heretofore given by the undersigned to vote shares of stock of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment thereof are hereby expressly revoked. This proxy may be revoked at any time prior to the voting hereof as set forth in the Proxy Statement.

Please sign and date this proxy and return in promptly whether you expect to attend the meeting or not. If you do attend the meeting you may vote in person.

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